Exhibit 3(a)

         AMENDED AND RESTATED ARTICLES OF INCORPORATION
                               OF
                 ARKANSAS POWER & LIGHT COMPANY

     The following Amended and Restated Articles of Incorporation, duly adopted pursuant to the authority and provisions of Title 4, Chapter 27 of the Arkansas Code of 1987 Annotated, amend, restate, integrate and supersede the existing Articles of Incorporation of the Corporation, which consist of the Agreement of Consolidation or Merger dated October 13, 1926, by and among the Corporation and East Arkansas Power & Light Company, Arkansas Central Power Company, Arkansas Light & Power Company, and The Pine Bluff Company, and all amendments thereto.

     FIRST:  Name. The name of the Corporation is Arkansas Power
& Light Company.

     SECOND: Adoption of Arkansas Business Corporation Act. The provisions of Title 4, Chapter 27 of the Arkansas Code of 1987 Annotated, as may be amended or otherwise modified (the "Arkansas Business Corporation Act"), shall apply to the Corporation and to these Amended and Restated Articles of Incorporation.

     THIRD: Registered Office and Agent. The address of the current registered office of the Corporation and the name of its current registered agent at such address are as follows:

     Registered Agent         Registered Office

     Freda Green              425 West Capitol
                              40th Floor
                              Little Rock, Arkansas

     FOURTH: Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Arkansas Business Corporation Act. The primary purpose for which the Corporation is organized, which is provided for informational purposes-only and shall not limit the purposes provided in the Arkansas Business Corporation Act, is to engage in the business of constructing, holding, operating, and maintaining (i) telephone, telegraph, radio, wireless and other systems, facilities, structures and devices for the receipt and transmission of sounds and signals, (ii) inter-urban, city and street railways, railroads, and bus lines, and (iii) systems, facilities, structures and devices for the manufacture, production, transmission, distribution, control, storage, purchase, sale, supply and application of electricity, gas, water, steam, ice, refrigeration, and power.

     FIFTH: Powers. The Corporation shall have and exercise all of the powers conferred upon corporations by virtue of their existence under, and as authorized by, the Arkansas Business
Corporation Act, as may be amended or otherwise modified.

     SIXTH:  Authorized Shares and Rights of Shareholders.

     (a) The total number of shares of capital stock which the Corporation shall have authority to issue is 352,730,000, which shall consist of one class of 325,000,000 shares of common stock of the par value of $0.01 per share ("Common Stock") and three classes of preferred stock consisting of 15,000,000 shares of preferred stock of the par value of $0.01 per share ("Class A Preferred Stock"), 3,730,000 shares, of preferred stock of the par value of S100 per share ("$100 Preferred Stock"), and 9,000,000 shares of preferred stock of the par value of $25 per share ("$25 Preferred Stock"), which three classes of preferred stock may be collectively referred to as "Preferred Stock."

     (b) The Board of Directors of the Corporation is authorized, subject to the limitations prescribed by the Arkansas Business Corporation Act and the provisions of this Article SIXTH, to provide for the issuance of the shares of Preferred Stock in series, and, by filing articles of amendment pursuant to the Arkansas Business Corporation Act, to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and. the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each such series shall include determination of only the following:

          (1) The number of shares constituting that series and the distinctive designation of that series;

          (2) The dividend rate, or the method of calculation thereof, on the shares of that series, the dates on which dividends shall be paid in each year or the method of determination thereof, and the date from which such dividends shall commence to accumulate:

          (3) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          (4) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (5) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; and

          (6) The amount payable on the shares of that series in the event of voluntary or, in the case of the Class A Preferred stock, involuntary liquidation, dissolution or winding up of the Corporation.

     The Class A Preferred Stock, the $100 Preferred Stock and the $25 Preferred Stock shall have the same rank and shall be identical with each other, except as to matters relating to the par values thereof, the variations between the respective series thereof, and the voting entitlement of the respective shares thereof in cases when the shares' of two or more classes of Preferred Stock are required to vote together as a voting group or one or more classes of Preferred Stock are required to vote together with the Common Stock as a voting group. The shares of all series within a class of Preferred Stock shall have the same rank, shall be identical with each other, and shall have the same relative rights, except as to those characteristics described in clauses l through 6 above.

     (c) Subject to the foregoing, the distinguishing charac teristics of the Preferred Stock shall be:

          (1) Each series of the Preferred Stock, pari passu with all shares of Preferred Stock of any class or series then outstanding, shall be entitled, but only when and as declared by the Board of Directors out of funds legally available for the payment of dividends, in preference to the Common Stock, to dividends at the rate stated and expressed with respect to such series by these Amended and Restated Articles of Incorporation or by the articles of amendment creating such series; such dividends to be cumulative from such date and payable on such dates in each year as may be stated and expressed in these Amended and Restated Articles of Incorporation or such articles of amendment to stockholders of record as of a date not to exceed forty (40) days and not less than ten (10) days preceding the dividend payment dates so fixed.

          (2) (A) When dividends payable on any shares of the Preferred Stock at any time outstanding shall be in arrears in an amount equal to or greater than the aggregate dividends accumulated on the outstanding Preferred Stock in any period of twelve (12) months, and thereafter until all dividends on any such Preferred Stock in arrears shall have been paid or declared and set apart for payment, the holders of Preferred Stock, voting together as a voting group, to the exclusion of the holders of Common Stock, shall be entitled to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors (the "Preferred Directors"), and except as provided in subparagraph (B) below, the holders of Common Stock, voting together as a voting group, to the exclusion of the holders of Preferred Stock, shall be entitled to elect the remaining directors of the Corporation (the "Remaining Directors"). The terms of office, as directors, of all persons who may be directors of the Corporation at the time shall terminate upon the election of the Preferred Directors, except that if the holders of Common Stock shall not have elected the Remaining Directors then, and only in that event, the directors of the Corporation in office just prior to the election of the Preferred Directors shall elect the Remaining Directors. Thereafter, while such arrearage continues, the Remaining Directors, whether elected by directors, as aforesaid, or whether originally or later elected by holders of the Common Stock, shall continue in office until their successors are elected by holders of the Common Stock and shall qualify.

               (B) Accumulations of dividends on any shares of the Preferred Stock shall not bear interest. If and when all dividends in arrears on the Preferred Stock shall be paid in full, or declared and set apart for payment (such dividends to be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the holders of the Preferred Stock shall be divested of any special right with respect to the election of directors, and the voting power of the holders of the Preferred Stock and the holders of the Common Stock shall revert to the status existing before the vesting of such special voting right in the holders of the Preferred Stock, but always subject to the same provisions for vesting such special rights in the holders of the Preferred Stock in case of further like arrearage or arrearages in the payment of dividends thereon as described in subparagraph (A) above. When all dividends in arrears on the Preferred Stock shall have been paid in full, or declared and set apart for payment, the terms of office of all Preferred Directors shall forthwith terminate, and the resulting vacancies shall be filled by the vote of a majority of the Remaining Directors.

               (C) Except as provided in Article EIGHTH hereof, in case of any vacancy in the office of a director occurring among the Preferred Directors the remaining Preferred Directors by affirmative vote of a majority thereof, or the remaining Preferred Director, if there be but one, may elect a successor or successors to hold office for the unexpired term or terms of the Preferred Director or Directors whose place or places shall be vacant. Likewise, except as provided in Article EIGHTH hereof, in case of any vacancy in the office of a director occurring among the Remaining Directors the holders of the Common Stock, by affirmative vote of a majority thereof, shall elect a successor or successors to hold office for the unexpired term or terms of the Remaining Director or Director- whose place or places shall be vacant.

               (D) Whenever the right shall have accrued to the holders of the Preferred Stock to elect directors it shall be the duty of the President, a Vice-President or the Secretary of the Corporation to call and cause notice to be given to the stockholders entitled to vote at a meeting to be held at such time as the Corporation's officers may fix, not less than forty-five (45) nor more than ninety (90) days after the accrual of such right, for the purpose of electing directors. The notice so given shall be mailed to each holder of record of Preferred Stock at his last known address appearing on the books of the Corporation and shall set forth, among other things, (i) that by reason of the fact that dividends payable on any shares of Preferred Stock are in arrears in an amount equal to or greater than the aggregate dividends accumulated on the outstanding Preferred Stock in any period of twelve (12) months, the holders of Preferred Stock, voting together as a voting group, to the exclusion of holders of Common Stock, have the right to elect the smallest number of directors necessary to constitute a majority of the full Bard of Directors of the Corporation, (ii) that any holder of the Preferred Stock has the right, at any reasonable time, to inspect, and make copies of, the list or lists of holders of Preferred Stock maintained at the principal office of the Corporation or at the office of any Transfer Agent of the Preferred Stock, and (iii) either the entirety of this paragraph
(2) or the substance thereof with respect to the number of shares of the Preferred Stock required to be represented at any meeting, or adjournment thereof, called for the election of directors of the Corporation. At the first meeting of stockholders held for the purpose of electing directors during such time as the holders of the Preferred Stock shall have the special right to elect directors ("First Meeting"), the presence in person or by proxy of the holders of a majority of the votes entitled to be cast by the Common Stock shall be required to constitute a quorum of such voting group for the election of directors, and the presence in person or by proxy of the holders of a majority of the votes entitled to be cast by the Preferred Stock shall be required to constitute a quorum of such voting group for the election of directors; provided, however, that in the absence of a quorum of the holders of the Preferred Stock, ho election of directors shall be held, but the holders of a majority of the votes entitled to be cast by the Preferred Stock which are represented at the meeting shall have power to adjourn the election of the directors to a date not less than fifteen (15) nor more than fifty (50) days from the giving of the notice of such adjourned meeting hereinafter provided for ("Adjourned Meeting"); and provided, further, that at such Adjourned Meeting the presence in person or by proxy of the holders of thirty-five percent (35%) of the votes entitled to be cast by the Preferred Stock shall be required to constitute a quorum of such voting group far the election of directors. In the event such First Meeting of stockholders shall be so adjourned, it shall be the duty of the President, a Vice President or the Secretary of the Corporation, within ten (10) days from the date on which such First Meeting shall have been adjourned, to cause notice of such Adjourned Meeting to be given to the stockholders entitled to vote thereat, such Adjourned Meeting to be held not less than fifteen (15) days nor more than fifty (50) days from the giving of such second notice. Such second notice shall be given in the form and manner hereinabove provided for with respect to the notice required to be given of such First Meeting of stockholders, and shall further set forth that a quorum was not present at such First Meeting and that the holders of thirty-five percent (35%) of the votes entitled to be cast by the Preferred Stock shall be required to constitute a quorum of such voting group for the election of directors at such Adjourned Meeting. If the requisite quorum of holders of the Preferred Stock shall not be present at such Adjourned Meeting, then the directors of the Corporation then in office shall remain in office until the next Annual Meeting of the Corporation, or special meeting in lieu thereof, and until their successors shall have been, elected and shall qualify. Neither such First Meeting nor such Adjourned Meeting shall be held on a date within ninety (90) days before the date of the next Annual Meeting of the Corporation or special meeting in lieu thereof. At each Annual Meeting of the Corporation, or special meeting in lieu thereof, held during such time as the holders of the Preferred Stock shall have the right to elect Preferred Directors, the foregoing provisions of this paragraph (2) shall govern each Annual Meeting, or special meeting in lieu thereof, as if such Annual Meeting or special meeting were the First Meeting; provided that if at any adjourned annual meeting, or special meeting in lieu thereof, the holders of at least thirty-five percent (35%) of the votes entitled to be cast by the Preferred Stock shall not be represented at the meeting, all the directors shall be elected by a vote of the holders of the Common Stock of the Corporation represented at the meeting.

          (3) So long as any shares of the Preferred Stock are outstanding, the Corporation shall not, without the consent (given by vote at a meeting called for that purpose) of the holders of at least two-thirds (2/3) of the votes entitled to be cast by the Preferred Stock, voting together as a voting group:

               (A) create, authorize or issue any new stock which after issuance would rank prior to the Preferred Stock as to dividends or distributions or in liquidation, dissolution, or winding up, or create, authorize or issue any security convertible into shares of any such stock except for the purpose of providing funds for the redemption of all of the Preferred Stock then outstanding, such new stock or security not to be issued until such redemption shall have been authorized and notice of such redemption given and the aggregate redemption price deposited as provided in paragraph (7) below; provided, however, that any such new stock or security shall be issued within twelve (12) months after the vote of the Preferred Stock herein provided for authorizing the issuance of such new Stock or security; or

               (B) amend, alter or repeal any of the rights, preferences or powers of the holders of the Preferred Stock so as to affect adversely any such rights, preferences or powers; provided, however, that if such amendment, alteration or repeal affects adversely the rights, preferences or powers of one or more, but not all, series of Preferred Stock at the time outstanding, only the consent of the holders of at least two-thirds (2/3) of votes entitled to be cast by the shares of all series so affected, voting together as a voting group, shall be required; and provided, further, that an amendment to increase or decrease the authorized amount of Preferred Stock or to create or authorize or increase or decrease the amount of any class of stock ranking on a parity with the outstanding shares of the Preferred Stock as to dividends or assets shall not be deemed to affect adversely the rights, preferences or powers of the holders of the Preferred Stock or any series thereof.

          (4) So long as any shares of the Preferred Stock are outstanding, the Corporation shall not, without the consent (given by vote at a meeting called for that purpose) of the holders of a majority of the votes entitled to be cast by the Preferred Stock, voting together as a voting group:

               (A) merge or consolidate with or into any other corporation or sell or otherwise dispose of all or substantially all of its assets unless such merger, consolidation, sale or other disposition or the issuance or assumption of securities in the effectuation thereof shall have been ordered or approved under the Public Utility Holding Company Act of 1935, as amended, or as may be amended ("Public Utility Holding Company Act"):

               (B)  issue or assume any unsecured notes,
debentures or other securities representing unsecured debt (other than for the purpose of refunding or renewing outstanding unsecured securities issued or assumed by the Corporation resulting in equal or longer maturities or redeeming or otherwise retiring all outstanding shares of the Preferred Stock) if immediately after such issue or assumption (i) the total outstanding principal amount of all unsecured notes, debentures or other securities representing unsecured debt of the Corporation will thereby exceed twenty percent (20%) of the aggregate of all existing secured debt of the Corporation and the capital stock, premiums thereon, and surplus of the Corporation, as stated on its books, or (ii) the total outstanding principal amount of all unsecured notes, debentures, or other securities representing unsecured debt of the Corporation of maturities of less than ten (10) years will thereby exceed ten percent (10%) of such aggregate. For the purposes of this subparagraph (B), the payment due upon the maturity of unsecured debt having an original single maturity in excess of ten (10) years or the payment due upon the final maturity of any unsecured serial debt which had original maturities in excess of ten (10) years shall not be regarded as unsecured debt of a maturity of less than ten
(10) years until such payment shall be required to be made within three (3) years;

               (C) issue, sell, or otherwise dispose of any shares of the Preferred Stock or of any other class of stock ranking on a parity with the Preferred Stock as to dividends or distributions or in liquidation, dissolution, or winding up (other than for the purpose of refinancing an equal par amount of the $100 or S25 Preferred Stock or an equal liquidation value amount of the Class A Preferred Stock or of stock ranking prior to or on a parity with the Preferred Stock as to dividends or distributions or in liquidation, dissolution, or winding up) unless the gross income of the Corporation for a period of twelve
(12) consecutive calendar months within a period of fifteen (15) calendar months immediately preceding the calendar month of the issuance, sale or disposition of such stock, determined in accordance with generally accepted accounting principles (but in any event after deducting all taxes and the greater of (i) the amount for said period charged by the Corporation on its books to depreciation expense or (ii) the largest amount then required to be provided therefor by any mortgage indenture of the Corporation), shall have been at least one and one-half times the sum of (a) the annual interest charges on all bonds, debentures, notes and other securities representing indebtedness of the Corporation and (b) the annual dividend requirements on all outstanding shares of the Preferred Stock and of all other classes of stock ranking prior to, or on a parity with, the Preferred Stock as to dividends or distributions, including the shares proposed to be issued computed at the initial rate applicable at the time of issuance; provided, that there shall be excluded from the foregoing computation interest charges on all indebtedness and dividends on all shares of stock which are to be retired in connection with the issue of such additional shares of the Preferred Stock or other class of stock ranking prior to, or on a parity with, the Preferred Stock as to dividends or distributions; and provided, further, that if any such indebtedness or stock bears interest or provides for dividends at a variable rate, then the interest or dividends on such indebtedness or stock shall be computed at the average annual rate in effect for such indebtedness or stock during the period of twelve (12) consecutive calendar months (or any portion thereof in which such indebtedness or stock is outstanding) being used for the calculation of gross income, and if such indebtedness or stock has been issued after the end of such twelve (12) consecutive calendar months, then computed at the initial rate applicable at the time of issuance; and provided, further, that in any case where such additional shares of the Preferred Stock, or other class of stock ranking prior to, or on a parity with, the Preferred Stock as to dividends or distributions, are to be issued in connection with the acquisition of additional property, the gross income of the property to be so acquired, computed on the same basis as the gross income of the Corporation, may be included on a pro forma basis in making the foregoing computation; or

               (D) issue, sell, or otherwise dispose of any shares of the Preferred Stock, or of any other class of stock ranking on a parity with the Preferred Stock as to dividends or distributions, unless the aggregate of the capital of the Corporation applicable to the Common Stock and the surplus of the Corporation shall be not less than the aggregate amount payable on the involuntary liquidation, dissolution or winding up of the Corporation in respect of all shares of the Preferred Stock and all shares of stock, if any, ranking prior thereto, or on a parity therewith, as to dividends or distributions, which will be outstanding after the issue of the shares proposed to be issued; provided, that if, for the purposes of meeting the requirements of this subparagraph (D), it becomes necessary to take into con sideration any earned surplus of the Corporation, the Corporation shall not thereafter pay any dividends on shares of the Common Stock which would result in reducing the Corporation's Common Stock Equity (as in paragraph (8) hereinafter defined) to an amount less than the aggregate amount payable, on involuntary liquidation, dissolution or winding' up of the Corporation, on all shares of the Preferred Stock and of any stock ranking prior to, or on a parity with, the Preferred Stock, as to dividends or other distributions, at the time outstanding.

          (5) Each holder of Common Stock of the Corporation shall be entitled to one vote for each share of such stock standing in his name on the books of the Corporation. Except as hereinbefore expressly provided in this Article SIXTH and as may otherwise be required by law, the holders of Preferred Stock shall have no power to vote and shall be entitled to no notice of any meeting of the stockholders of the Corporation. As to those matters upon which holders of Common Stock, the Class A Preferred Stock, the $100 Preferred Stock and the $25. Preferred Stock are entitled to vote as separate voting groups, each holder of such stock shall be entitled to one vote for each share of such stock standing in his name on the books of the Corporation. As to those matters upon which holders of the Class A Preferred Stock, the $100 Preferred Stock, and the $25 Preferred Stock shall be required to vote as a single voting group, each holder of Class A Preferred Stock shall be entitled to the number of votes per share produced by dividing the liquidation value of such share by $100, each holder of $100 Preferred Stock shall be entitled to one vote for each share of such stock standing in his name on the books of the Corporation, and each holder of $25 Preferred Stock shall be entitled to one-quarter (l/4) vote for each share of such stock standing in his name on the books of the Corporation. As to those matters upon which the holders of Common Stock and the holders of Preferred Stock shall be required to vote together as a single voting group, each holder of Common Stock shall be entitled to one vote for each share of such stock standing in his name on the books of the Corporation, each holder of Class A Preferred Stock shall be entitled to the number of votes per share produced by dividing the liquidation value of such share by $100, each holder of $100 Preferred Stock shall be entitled to one vote for each share of such stock standing in his name on the books of the Corporation, and each holder of $25 Preferred Stock shall be entitled to one-quarter (l/4) vote for each share of such stock standing in his name on the books of the Corporation.

          (6) In the event of any voluntary liquidation, dissolution or winding up of the Corporation, the Preferred Stock, all shares of which then outstanding being treated pari passu, shall have a preference over the Common Stock until an amount equal to the then current redemption price shall have been paid. In the event of any involuntary liquidation, dissolution or winding up of the Corporation, which shall include any such liquidation, dissolution or winding up that may arise out of or result from the condemnation or purchase of all or a major portion of the properties of the Corporation by (i) the United States Government or any authority, agency or instrumentality thereof, (ii) a state of the United States or any political subdivision, authority, agency, or instrumentality thereof, or
(iii) a district, cooperative or other association or entity not organized for profit, the Preferred Stock, all shares of which then outstanding being treated pari passu, shall also have a preference over the Common Stock until the full par value thereof, in the case of the $100 Preferred Stock and the $25 Preferred Stock, and the full liquidation value thereof, in the case of the Class A Preferred Stock, and an amount equal to all accumulated and unpaid dividends thereon shall have been paid by dividends or distribution.

          (7) (A)- The Corporation may at any time (except to the extent redemption is restricted herein or in the Articles of Amendment creating a series of the Preferred Stock) redeem all of any series of the Preferred Stock or may from time to time (except to the extent so restricted) redeem any part thereof, by paying in cash the redemption price then applicable thereto as stated and expressed with respect to such series herein or in the articles of amendment providing for the issue of such shares, plus, in each case, an amount equivalent to the accumulated and unpaid dividends, if any, to the date of redemption. Notice of the intention of the Corporation to redeem all or any part of the Preferred Stock shall be mailed not less than thirty (30) days nor more than sixty (60) days before the date of redemption to each holder of record of Preferred Stock to be redeemed, at his last known address as shown by the Corporation's records, and not less than thirty (30) days' nor more than sixty (60) days' notice of such redemption may be published in such manner as may be prescribed by resolution of the Board of Directors of the Corporation; and, in the event of such publication, no defect in the mailing of such notice shall affect the validity of the proceedings for the redemption of any shares of Preferred Stock so to be redeemed. Contemporaneously with the mailing or the publication of such notice as aforesaid or at any time thereafter prior to the date of redemption, the Corporation. may deposit the aggregate redemption price (or the portion thereof not already paid in the redemption of such Preferred Stock so to be redeemed) with any bank or trust company in the City of New York, New York, or in the City of Little Rock, Arkansas, or in the City of Pine Bluff, Arkansas, named in such notice, payable to the order of the record holders of the Preferred Stock so to be redeemed, as the case may be, on the endorsement and surrender of their certificates, and thereupon said holders shall cease to be stockholders with respect to such shares; and from and after the making of such deposit such holders shall have no interest in or claim against the Corporation with respect to such shares, but shall be entitled only to receive such moneys from such bank or trust company deposited as in this paragraph (7) provided, on endorsement and surrender of their certificates, as aforesaid. Such moneys may be invested in such securities as are then legal investments for such bank or trust company and the earnings, if any, thereon shall be paid to or at the direction of the Corporation. Any moneys so deposited, plus interest thereon, if any, remaining unclaimed at the end of four (4) years from the date fixed for redemption, if thereafter requested by resolution of the Board of Directors, shall be repaid to the Corporation, and in the event of such repayment to the Corporation, such holders of record of the shares so redeemed as shall not have made claim against such moneys prior to such repayment to the Corporation, shall be deemed to be unsecured creditors of the Corporation for an amount, without interest, equivalent to the amount deposited, as above stated, for the redemption of such shares and so paid to the Corporation. The Corporation shall not be obligated to keep such moneys repaid to the Corporation separate and apart from other funds of the Corporation. Shares of the Preferred Stock which have been redeemed shall not be reissued as part of the same series as originally issued, but shall revert to the status of authorized but unissued shares of Preferred Stock of the same class, which may thereafter be reissued as part of a new series of preferred stock of the same class in accordance with the terms of these Amended and Restated Articles of Incorporation. If less than all of the shares of a series of the Preferred Stock are to be redeemed, the shares thereof to be redeemed, unless otherwise provided in these Amended and Restated Articles of Incorporation or the articles of amendment creating such series, shall be selected by lot, in such manner as the Board of Directors of the Corporation shall determine, by an independent bank or trust company selected for that purpose by the Board of Directors of the Corporation.

               (B) Nothing herein contained shall limit any legal right of the Corporation to purchase or otherwise acquire any shares of the Preferred Stock; provided, however, that if at any time it shall have failed to pay dividends in full on any outstanding shares of the Preferred Stock, thereafter and until dividends in full on all shares of the Preferred Stock outstanding shall have been paid, or declared and set aside for payment, for all past quarter-yearly dividend periods, it shall not (i) acquire any shares of the Preferred Stock (except by redemption of all shares of the Preferred Stock) unless approval is obtained under the Public Utility Holding Company Act, or (ii) make any payment or set aside any funds for payment into any sinking fund for the purchase or redemption of any shares of the Preferred Stock unless approval is obtained under the Public Utility Holding Company Act. Any shares of the Preferred Stock so redeemed, purchased or acquired shall not be reissued as part of the same series as originally issue, but shall revert to the status of authorized but unissued shares of Preferred Stock of the same class, which shares may thereafter be reissued as part of a new series of Preferred Stock of the same class in accordance with the terms of these Amended and Restated Articles of Incorporation.

          (8) For the purposes of this paragraph (8) and subparagraph (D) of paragraph (4) the term "Common Stock Equity" shall mean the aggregate of (i) the par value of, or stated capital represented by, the outstanding shares (other than shares owned by the Corporation) of stock ranking junior to the Preferred Stock as to dividends and assets, (ii) the premium on such junior stock and (iii) the surplus (including earned surplus, capital surplus and surplus invested in plant) of the Corporation less (unless the amounts or items are being amortized or are being provided for by reserves) (a) any amounts recorded on the books of the Corporation for utility plant and other plant in excess of the original cost thereof, (b) unamortized debt discount and expense, capital stock discount and expense and any other intangible items set forth on the asset side of the balance sheet as a result of accounting convention, (c) the excess, if any, of the aggregate amount payable on involuntary liquidation, dissolution or winding up of the affairs of the Corporation upon all outstanding Preferred Stock of the Corporation over the aggregate par or stated value thereof and any premiums thereon, and (d) the excess, if any for the period beginning with January 1, 1954 to the end of a month within ninety (90) days preceding the date as of which Common Stock Equity is determined, of the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (this cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements), over the amount charged by the Corporation on its books for depreciation during such period, including the final fraction of a year. For the purpose of this paragraph (8): (i) the term "Total Capitalization" shall mean the sum of the Common Stock Equity plus item (c) in this paragraph (8) plus the stated capital applicable to, and any premium on, outstanding stock of the Corporation not included in Common Stock Equity, plus the principal amount of all outstanding bonds, debentures, notes and other securities representing indebtedness of the Corporation maturing more than twelve months after the date of the determination of the Total Capitalization; and (ii) the term "dividends on Common Stock" shall include dividends on Common Stock (other than dividends payable only in shares of Common Stock), distributions on, and purchases or other acquisitions for value of, any Common Stock of the Corporation or other stock, if any, subordinate to Preferred Stock as to dividends or other distributions. So long as any shares of the Preferred Stock are outstanding, the Corporation shall not declare or pay any dividends on the Common Stock, except as follows:

               (A) If and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less than twenty percent (20%) of Total Capitalization, the Corporation shall not declare such dividend in an amount which, together with all other dividends on Common Stock paid within the year ending with and including the date on which such dividend is payable, exceeds fifty percent (50%) of the net income of the Corporation available for dividends on the Common Stock for the twelve (12) full calendar months immediately preceding the month in which such dividend is declared, except that the Corporation may at any time declare a dividend in an amount not exceeding the aggregate of dividends on Common Stock which under the restrictions set forth above in this subparagraph (A) could have been, and have not been, declared; and

               (B) If and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less than twenty-five percent (25%) but not less than twenty percent (20%) of Total Capitalization, the Corporation shall not declare such dividend on the Common Stock in an amount which, together with all other dividends on Common Stock paid within the year ending with and including the date on which such dividend is payable, exceeds seventy-five percent (75%) of the net income of the Corporation available for dividends on the Common Stock for the twelve (12) full calendar months immediately preceding the month in which such dividend is, declared, except that the Corporation may at any time declare dividends in an amount not exceeding the aggregate of dividends on Common Stock which under the restrictions set forth above in subparagraph (A) and in this subparagraph (B) could have been, and have not been, declared; and

               (C) At any time when the Common Stock Equity is twenty-five percent (25%) or more of Total Capitalization, the Corporation may not declare dividends on shares of the Common Stock which would reduce the Common Stock Equity below twenty-five percent (25%) of Total Capitalization, except to the extent provided in subparagraphs (A) and (B) above.

     At any time when the aggregate of all amounts credited subsequent to January 1, 1954 to the depreciation reserve account of the Corporation through charges to operating revenue deductions or otherwise on the books of the Corporation (other than transfers out of the balance of surplus as of December 31,
1953) shall be less than the amount computed as provided in clause (i) below, under requirements contained in the Corporation's mortgage indentures, then for the purposes of subparagraphs (A) and (B) above, in determining the earnings available for Common Stock dividends during any twelve-month period, the amount to be provided for depreciation in that period shall be (i) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) for the period from January l, 1954 to and including any such twelve-month period, less (ii) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) from January l, 1954 up to but excluding any such twelve-month period; provided that in the event any company is merged into the Corporation the "cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions" referred to above shall be computed without regard, for the period prior to the merger, of property acquired in the merger, and the "cumulative amount charged to depreciation expense on the books of the Corporation" shall be exclusive of amounts provided for such property prior to the merger.

          (9) Dividends may be paid upon the Common Stock only when (i) dividends have been paid or declared and funds set apart for the payment of dividends as aforesaid on the Preferred Stock from the date(s) after which dividends thereon became cumulative, to the beginning of the period then current, with respect to which such dividends on the Preferred Stock are usually declared, and (ii) all payments have been made or funds have been set aside for payments then or theretofore due under the terms of sinking fund requirements (if any) for the purchase or redemption of shares of any series of the Preferred Stock, but whenever (a) there shall have been paid or declared and funds shall have been set apart for the payment of all such dividends upon the Preferred Stock as aforesaid and (b) all payments shall have been made or funds shall have been set aside for payments then or theretofore due under the terms of sinking fund requirements (if any) for the purchase or redemption of shares of any series of the Preferred Stock, then, subject to the limitations above set forth, dividends upon the Common Stock may be declared payable then or thereafter, out of funds legally available for payment of dividends. After the payment of the limited dividends and/or shares in distribution of assets to which the Preferred Stock is expressly entitled in preference to the Common Stock, the Common Stock (subject to the rights of any class of stock hereafter authorized) shall receive all further dividends and shares in distribution.

          (10) Subject to the limitations hereinabove set forth, the Corporation, from time to time, may resell any of its own stock, purchased or otherwise acquired by it as hereinafter provided for, at such price as may. be. fixed by its Board of Directors.

          (11) Subject to the limitations hereinabove set forth, the Corporation, in order to acquire funds with which to redeem any outstanding Preferred Stock of any class, may issue and sell stock of any class then authorized but unissued, bonds, notes, evidences of indebtedness, or other securities.

          (12) Subject to the limitations hereinabove set forth, and except to the extent that conversions, participations or other special rights are established with respect to any series of Preferred Stock by the Board of Directors as hereinabove provided, the Board of Directors of the Corporation may at any time authorize the conversion or exchange of the whole or any particular part of the outstanding Preferred Stock of any class, with the consent of the holders thereof, into or for stock of any other class at the time of such consent authorized but unissued and may fix the terms and conditions upon which such conversion or exchange may be made; provided that without the consent of the holders of record of two-thirds (2/3) of the votes represented by shares of Common Stock outstanding given at a meeting of the holders of the Common Stock called and held as provided by the Bylaws or given in writing without a meeting, the Board of Directors shall not authorize the conversion or exchange of any Preferred Stock of any class into or for Common Stock or authorize the conversion or. exchange of any Preferred Stock of any class into or for Preferred Stock of any other class if by such conversion or exchange the amount which the holders of the shares of stock so converted or exchanged would be entitled to receive either as dividends or shares in distribution of assets in preference to the Common Stock would be increased.

          (13) A consolidation, merger or amalgamation of the Corporation with or into any other corporation or corporations shall not be deemed a distribution of assets of the Corporation within the meaning of any provisions of these Amended and Restated Articles of Incorporation.

          (14) If any provision in this Article SIXTH shall be in conflict or inconsistent with any other provision of these Amended and Restated Articles of Incorporation, the provisions of this Article SIXTH shall prevail and govern.

          (15) No holder of any stock of the Corporation shall be entitled as of right to purchase or subscribe for any part of any stock of the Corporation authorized by these Amended and Restated Articles of Incorporation or of any additional stock of any class to be issued by reason of any increase of the authorized capital stock of the Corporation or of any bonds, certificates of indebtedness, debentures or other securities convertible into stock of the Corporation.

          (16) The Statements of Creation of the Corporation dated as of (See Note l at the end hereof.) and attached hereto as Appendix "A" are hereby incorporated in these Amended and Restated Articles of Incorporation and made a part hereof as if they were set forth in full in this Article SIXTH.

     SEVENTH:  Director Conflict of Interest.

     (a) A conflict of interest transaction is a transaction with the Corporation in which a director of the Corporation has a direct or indirect interest. A conflict of interest transaction is not voidable by the Corporation solely because of the director's interest in the transaction if any one of the following is true:

          (1) The material facts of the transaction and the director's interest were disclosed or known to the Board of Directors or a committee of the Board of Directors and the Board of Directors or committee authorized, approved, or ratified the transaction

          (2) The material facts of the transaction and the director's interest were disclosed or known to the holders of Common Stock and the transaction was authorized, approved, or ratified by the vote of the holders of a majority of the votes entitled to be cast by the Common Stock; or

          (3) The transaction was fair to the Corporation.

     (b) For purposes of this Article SEVENTH, a director of the Corporation has an indirect interest in a transaction and the transaction should be considered by the Board of Directors of the Corporation if:

          (1) Another entity in which the director has a material financial interest or in which the director is a general partner is a party to the transaction; or

          (2) Another entity of which the director is a director, officer, or trustee is a party to the transaction.

     EIGHTH:  Board of Directors.

     (a) The affairs and business of the Corporation shall be conducted and controlled by a Board of Directors, and the number of directors which shall constitute the whole Board shall be such as from time to time shall be fixed by resolution adopted by holders of the Common Stock, but in no case shall the number of directors be less than three (3) nor more than eighteen (18). Directors shall be elected by the Common Stock except as provided in Article SIXTH (c)(2) at each annual meeting of the stockholders and each director so elected shall hold office until the next annual meeting of the stockholders or until his successor is elected and qualified, except as herein provided. All stockholders entitled to vote for the election of directors may cumulate their votes for directors. Any or all directors elected by the holders of Common Stock may at any time be removed without cause by the vote of the holders of a majority of the votes entitled to be cast by the Common Stock given at a meeting called for the purpose of considering such action, and the successor of any director so removed shall be elected by the holders of common stock at such meeting or at a later meeting; provided, however, a director may not be removed without cause if the number of votes sufficient to elect him under cumulative voting is voted against his removal. Any or all directors elected by the holders of Preferred Stock may at any time be removed without cause by the vote of the holders of a majority of the votes entitled to be cast by the Preferred Stock given at a meeting called for the purpose of considering such action, and the successor of any director so removed shall be elected by the holders of Preferred Stock at such meeting or at a later meeting; provided, however, a director may not be removed without cause if the number of votes sufficient to elect him under cumulative voting is voted against his removal. Except as provided in Article SIXTH(c)(2), vacancies occurring among the directors shall be filled by the shareholders at a special meeting held for such purpose, or by action taken in lieu of such meeting, or at the next annual meeting following any vacancy. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group shall be entitled to participate in the filling of such vacancy. If the number of directors is decreased then to the extent that the decrease does not exceed the number of vacancies in the Board then existing, such resolution may provide that it shall become effective forthwith, and to the extent that the decrease does exceed such number of vacancies, such resolution shall provide that it shall not become effective until the next election of directors by the stockholders. The Board of Directors shall have power to hold their meetings, to have one or more offices and to keep the corporate books (except such books as are required by law to be kept within the State of Arkansas) outside of the State of Arkansas at such places as may from time to time be designated by them. The Board of Directors shall choose one of its members as president, and shall also choose a secretary and a treasurer, and such other officers as the Bylaws of the corporation shall prescribe.

     (b) The Board of Directors shall have power to authorize and cause to be executed mortgages or deeds of trust which shall cover and create a lien upon, or otherwise encumber, all or any part of the property of the Corporation of whatsoever kind and wheresoever situated whether then owned or thereafter acquired and to provide in any such mortgage or deed of trust that the amount of bonds or other evidences of indebtedness to be issued thereunder and to be secured thereby shall be limited to a definite amount or limited only by the conditions therein specified and to issue or cause to be issued by the Corporation the bonds or other evidences of indebtedness to be secured thereby.

     NINTH: Limitation of Director Liability.

     (a) To the fullest extent permitted by the Arkansas Business Corporation Act, as currently in effect or as hereafter may be amended or modified, or any other applicable law presently or hereafter in effect, no director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for or with respect to any acts or omissions in the performance of his duties.

     (b) Any repeal or modification of the foregoing subparagraph by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

     TENTH: Indemnification.

     (a) Every person who is or was an officer, director or employee of the Corporation and who also is or was a party or is threatened to be made a party to or is involved in any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative or by or in the right of the Corporation, by reason of the fact that he is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and. held harmless to the fullest extent legally permissible under and pursuant to the Arkansas Business Corporation Act, as currently in effect or as hereafter may be amended or modified, but in the case of any such amendment, only to the extent that such amendment permits the Corporation to give broader indemnification rights than said law permitted the Corporation to provide prior to such amendment. Such right of indemnification shall be a contract right that may be enforced in any lawful manner by such person. Such! right of indemnification shall not be exclusive of any other right which such director, officer or employee may have or hereafter acquire and, without limiting the generality of such statement, he shall be entitled to his rights of indemnification under any agreement, vote of shareholders, provision of law, or otherwise, as well as his rights under this Article TENTH.

     (b) Expenses incurred by any person who is or was an officer, director or employee of the Corporation in defending a civil, criminal, administrative, or investigative action, suit or proceeding by reason of the fact that he is or was a director, officer or employee of the Corporation or was serving at the Corporation's request as a director or officer of another corporation or as its representative in a partnership, joint venture, trust or other enterprise shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding to the fullest extent legally permissible under and pursuant to the Arkansas Business Corporation Act, as currently in effect or as hereafter may be amended or modified, but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader rights to payment of expenses than said law permitted the Corporation to provide prior to such amendment. Such right to payment of expenses shall be a contract right that may be enforced in any lawful manner by such person.

     (c) If any provision of this Article TENTH or the application thereof to any person or circumstance is adjudicated invalid, such invalidity shall not affect other provisions or applications of this Article TENTH which lawfully can be given without the invalid provision or application.

     ELEVENTH: Bylaws. The present by-laws of the Corporation shall continue to be the by-laws of the Corporation until changed or amended as therein or herein or by law provided.

     TWELFTH: Incorporators. The names of the incorporators of the Corporation, as set forth in the Agreement of Consolidation or Merger dated October 13, 1926, described in the first paragraph of these Amended and Restated Articles of Incorporation, which information is provided herein for informational purposes only, are as follows:

                    C. D. Cherry
                    W. H. Holmes
                    Ray Gibson

     The number of shares of Common Stock, S100 Preferred Stock, and $25 Preferred Stock issued and outstanding and entitled to vote at the special meeting of the stockholders of the Corporation held on October 19, 1988, and as adjourned to November 9, 1988 (the "Special Meeting"), were as follows.

Common Stock        $100 Preferred Stock     S25 Preferred Stock

 54,980,196              1,811,089                3,438,211

At the Special Meeting, the shareholders of the Corporation considered and approved the following amendments to the Corporation's existing Agreement of Consolidation or Merger, as amended, by the respective votes set forth below, resulting in the adoption of these amended and Restated Articles of Incorporation.

Item 1. Proposal to amend and restate the Corporation's existing Agreement of Consolidation or Merger, as amended, to adopt the new Arkansas Business Corporation Act as the corporate law which shall govern the affairs of the Corporation and to make certain other amendments as described in the Proxy Statement dated as of August 16, 1988.

                         Number of Shares Voted
  COMMON STOCK      $100 PREFERRED STOCK     $25 PREFERRED STOCK
IN FAVOR  AGAINST   IN FAVOR     AGAINST     IN FAVOR     AGAINST

54,980,196  -0-     1,225,729    190,301     2,353,786    228,974


Item 2. Proposal to increase the authorized capital of the Corporation by creating a new class of preferred stock, consisting of 15,000,000 shares, which shall be labeled "Class A Preferred Stock," shall have a par value of $0.01 per share, and shall have the same rank and shall be on a parity with the existing classes of preferred stock.

                         Number of Shares Voted
  COMMON STOCK      $100 PREFERRED STOCK     $25 PREFERRED STOCK
IN FAVOR  AGAINST   IN FAVOR     AGAINST     IN FAVOR     AGAINST

54,980,196  -0-     1,096,136     94,847     2,312,967    232,483


          IN WITNESS WHEREOF, we have set our hands hereunto this 9th day of November, 1988.


                         /s/ Jerry L. Maulden
                         Jerry L. Maulden
                         President and Chief Executive Officer


ATTEST:
/s/ Michael B. Bemis
Michael B. Bemis
Secretary

                          VERIFICATION


STATE OF ARKANSAS   )
                    )
COUNTY OF PULASKI   )



We, Jerry L. Maulden and Michael B. Bemis, being first duly sworn, do hereby state that we are the President and Chief Executive Officer and Secretary, respectively, of Arkansas Power & Light Company, an Arkansas corporation; that we are duly authorized in our respective capacities to execute the Amended and Restated Articles of Incorporation on behalf of Arkansas Power & Light Company; that each of us has read the foregoing Amended and Restated Articles of Incorporation; that the matters set forth herein are true and correct; and that we have so signed, executed and delivered the Amended and Restated Articles of Incorporation for the uses and purposes therein set forth.




/s/ Michael B. Bemis               /s/ Jerry L. Maulden
Secretary                          President and Chief Executive
                                        Officer





     SUBSCRIBED AND SWORN TO before me on this 9th day of November, 1988.


                                   /s/ Shirley Hunter
                                   Notary Public


My Commission expires:


March 1, 1991
(SEAL)

                             NOTE 1

                 DATE OF STATEMENTS OF CREATION


April 20, 1954
March 30, 1955
October 22, 1964
April 7, 1965
October 18, 1966
January 16, 1969
April 6, 1972
December 6, 1972
November 28, 1973
July 16, 1975
November 12, 1975
December 15, 1976
January 24, 1979
June 21, 1979
January 22, 1980
November 24, 1986

                     APPENDIX A

             CERTIFICATE PURSUANT TO SECTION 64-201

                    OF THE ARKANSAS STATUTES

                               OF

                 ARKANSAS POWER & LIGHT COMPANY

                  _____________________________



     Arkansas Power & Light Company, a corporation organized under the laws of the State of Arkansas, does hereby certify:


          That at a meeting or the Board of Directors of said
     Arkansas Power & Light Company duly held on April 20, 1954, a resolution was duly adopted creating a series of the Preferred Stock, Cumulative, $100 par value, of the Corporation as follows:

                    RESOLVED that the Board of Directors hereby creates and establishes and authorizes the issue of a series of the Preferred Stock, Cumulative, $100 par value, of the Corporation (being of the class authorized by amendment heretofore made this day of the Agreement of Consolidation or Merger under which the Corporation is constituted), which series or Preferred Stock shall:

                    (a)  consist of 70,000 shares to be
          designated "4.32% Preferred Stock, Cumulative, $100 Par
          Value";

                    (b)  have a dividend rate of $4.32 per share
          per annum payable quarterly on January 1, April 1, July 1, and October 1 of each year, the first dividend date to be July 1, 1954 and such dividend date to be July 1, 1954 and such dividends to be cumulative from April 1, 1954; and

                    (c)  be subject to redemption in the manner
          provided with respect to the Corporation's Preferred Stock, Cumulative, $100 par value, in said Agreement of Consolidation or Merger, as amended, at the price of $106.147 per share if redeemed on or before April 1, 1959 and on or before April 1, 1964, and of $103.647 per share if redeemed after April 1, 1964, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption.

          IN WITNESS WHEREOF, Arkansas Power & Light Company has made this certificate under its corporate seal and the hands of its President and Secretary this 20th date of April, 1954.

                              ARKANSAS POWER & LIGHT COMPANY


                              By   /s/ Reeves E. Ritchie
                                   President



(SEAL)


Attest:


/s/ L. E. Leas
Secretary


STATE OF ARKANSAS   )    SS.:
COUNTY OF PULASKI   )



     On this 20th day of April, 1954, before me, F. R. McGaughy, the undersigned officer, personally appeared R. E. Ritchie and L.
E. Leas, who acknowledged themselves to be President and Secretary, respectively, of Arkansas Power & Light Company, a corporation, and that they, as such President and Secretary, respectively, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as President and Secretary.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal.


                                       /s/ F. R. McGaughy
                                        Notary Public


My Commission expires

March 12, 1955

                   CERTIFICATE CREATING SERIES

                    OF 4.72% PREFERRED STOCK

                               OF

                 ARKANSAS POWER & LIGHT COMPANY

                  ____________________________


          Arkansas Power & Light Company, a corporation organized under the laws of the State of Arkansas, does hereby certify:

          That at a meeting of the Board of Directors of said
     Arkansas Power & Light Company duly held on March 30, 1955, a resolution was duly adopted creating a series of the Preferred Stock, Cumulative, $100 par value, of the Corporation as follows:

          RESOLVED, that the Board Of Directors hereby creates and establishes and authorizes the issue of a series of the Preferred Stock, Cumulative, $100 par value, of the Corporation (being of the class heretofore authorized by amendment of the Certificate of Incorporation of the Corporation), which series of Preferred Stock shall:

          (a) consist of 93,500 shares to be designated "4.72%
     Preferred Stock, Cumulative, $100 par value";

          (b) have a dividend rate of $4.72 per share per annum payable quarterly on January 1, April 1, July 1 and October 1 of each year, the first dividend date to be July 1, 1955 and such dividends to be cumulative from April 1, 1955;

          (c) be subject to redemption in the manner provided with respect to the Corporation's Preferred Stock, Cumulative, $100 par value, in said Agreement of Consolidation or Merger, as amended, at the price of $109.50 per share if redeemed on or before April 1, 1960, of $108.50 per share if redeemed after April 1, 1960 and on or before April 1, 1965, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; and

          (d) be issued for cash or on a share for share basis for shares of the $7 Preferred Stock and $6 Preferred Stock of the Corporation which may be converted into or exchanged for such shares of 4.72% Preferred Stock, Cumulative, $100 par value, with a cash adjustment of $5.36 per share to be given to the holders of the $7 Preferred Stock and a cash adjustment of $5.20 per share to be given to the holders of $6 Preferred Stock so converting or exchanging.

          IN WITNESS WHEREOF, Arkansas Power & Light Company has made this certificate under its corporate seal and the hands of its Vice President and Assistant Secretary this 30th day of March, 1955.

                              ARKANSAS POWER & LIGHT COMPANY


                              By   /s/ R. H. Teed
                                   Vice President

Attest:

 /s/ J. L. Bodie
 Assistant Secretary


STATE OF ARKANSAS   )
                    : SS
COUNTY OF PULASKI   )

          On this 30th day of March, 1955, before me, F. R. McGaughy, the undersigned officer, personally appeared R. H. TEED and J. L. BODIE, who acknowledged themselves to be Vice President and Assistant Secretary, respectively, of Arkansas Power & Light Company, a corporation, and that they, as such Vice President and Assistant Secretary, respectively, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as Vice President and Assistant Secretary.

          IN WITNESS WHEREOF I have hereunto set my hand and official seal.

My commission expires:                /s/ F. R. McGaughy
                                         Notary Public
March 14, 1957

      CERTIFICATE CREATING SERIES OF 4.56% PREFERRED STOCK

                               OF

                 ARKANSAS POWER & LIGHT COMPANY

          PURSUANT TO SECTION 64-201, ARKANSAS STATUTES

                   ___________________________


     ARKANSAS POWER & LIGHT COMPANY, a corporation organized under the laws of the State of Arkansas, does hereby certify:
     That a meeting of the Board of Directors of said Arkansas Power & Light Company duly held on October 22, 1964, a resolution was duly adopted creating a series of the Preferred Stock, Cumulative, $100 par value, of the Corporation as follows:

          RESOLVED, that the Board of Directors hereby creates and establishes and authorized the issuance of a series of the Preferred Stock, Cumulative, $100 par value, of the Corporation (being of the class heretofore authorized by amendment of the Agreement of Consolidation or Merger which comprises the Articles of Incorporation of the Corporation), which series of Preferred Stock shall:

          (a)  consist of 75,000 shares to be designated "4.56%
          Preferred Stock, Cumulative, $100 par value";

          (b) have a dividend rate of $4.56 per share per annum payable quarterly on January 1, April 1, July 1 and October 1 of each year, the first dividend date to be January 1, 1965 and such dividends to be cumulative from October 1, 1964;

          (c) be subject to redemption in the manner provided with respect to the Corporation's Preferred Stock, Cumulative, $100 par value, in said Agreement of Consolidation or Merger, as amended, at the price of $105.89 per share if redeemed on or before October 1, 1969, or $104.33 per share if redeemed after October 1, 1969 and on or before October 1, 1974, and of $102.83 per share if redeemed after October 1, 1974, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; and further

          RESOLVED, that the President or a Vice President and the Secretary or an Assistant Secretary are hereby authorized and directed to file an appropriate certificate creating the new series of Preferred Stock in the offices of the Secretary of State of the State of Arkansas and the County Clerk of Pulaski County, Arkansas.

     IN WITNESS WHEREOF, Arkansas Power & Light Company has made this certificate under its corporate seal and the hands of its President and Assistant Secretary this 22nd day of October, 1964.

                                   ARKANSAS POWER & LIGHT COMPANY


                                   By    /s/ Reeves E. Ritchie
                                               President

(Corporate Seal)

ATTEST:


  /s/ J. D. Doyle
 Assistant Secretary


STATE OF ARKANSAS   )    SS
COUNTY OF PULASKI   )

     On this 22nd day of October, before me, O. C. Gillham, the undersigned officer, personally appeared Reeves E. Ritchie and J.
D. Doyle, who acknowledged themselves to be President and Assistant Secretary, respectively, of Arkansas Power & Light Company, a corporation, and that they, as such President and Assistant Secretary, respectively, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as President and Assistant Secretary.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal.


                                      /s/ O. C. Gillham
Notary Public

(Notarial Seal)

My commission expires:  May 10, 1966

      CERTIFICATE CREATING SERIES OF 4.56% PREFERRED STOCK

                               OF

                 ARKANSAS POWER & LIGHT COMPANY

          PURSUANT TO SECTION 64-201, ARKANSAS STATUTES

                   ___________________________


     ARKANSAS POWER & LIGHT COMPANY, a corporation organized under the laws of the State of Arkansas, does hereby certify:

     That at a meeting of the Board of Directors of said Arkansas
Power & Light Company duly held on April 7, 1965, a resolution was duly adopted creating a series of the Preferred Stock, Cumulative, $100 par value, of the Company as follows:

          RESOLVED, that the Board of Directors hereby creates and establishes and authorizes the issuance of a series of the Preferred Stock, Cumulative, $100 par value, of the Company (being of the class heretofore authorized by amendment of the Agreement of Consolidation or Merger which comprises the Articles of Incorporation of the Company), which series of Preferred Stock shall:

          (a)  consist of 75,000 shares to be designated "4.56%
          Preferred Stock, Cumulative, $100 par value (1965
          Series)":

          (b) have a dividend rate of $4.56 per share per annum payable quarterly on January 1, April 1, July 1 and October 1 of each year, the first dividend date to be July 1, 1965, and such dividends to be cumulative from April 1, 1965;

          (c) be subject to redemption in the manner provided with respect to the Company's Preferred Stock, cumulative, $100 par value, in said Agreement of Consolidation or Merger, as amended, at the price of $105.56 per share if redeemed on or before April 1, 1970, of $104.00 per share if redeemed after April 1, 1970 and on or before April 1, 1975, and of $102.50 per share if redeemed after April 1, 1975, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; and further

          RESOLVED, that the President or a Vice President and the Secretary or an Assistant Secretary are hereby authorized and directed to file an appropriate certificate creating the new series of Preferred Stock in the offices of the Secretary of State of the State of Arkansas and the County Clerk of Pulaski County, Arkansas.

     IN WITNESS WHEREOF, Arkansas Power & Light Company has made this certificate under its corporate seal and the hands of its President and Assistant Secretary this 7th day of April, 1965.

                              ARKANSAS POWER & LIGHT COMPANY

                              By        /s/ Reeves E. Ritchie
                                                President

(Corporate Seal)

ATTEST:

     /s/ J. D. Doyle
    Assistant Secretary

      CERTIFICATE CREATING SERIES OF 6.08% PREFERRED STOCK

                               OF

                 ARKANSAS POWER & LIGHT COMPANY

          PURSUANT TO SECTION 64-202, ARKANSAS STATUTES

                   ___________________________


     ARKANSAS POWER & LIGHT COMPANY, a corporation organized under the laws of the State of Arkansas, by its President and Assistant Secretary, does hereby certify:

          (a) The name of the corporation filing this Statement is

                    ARKANSAS POWER & LIGHT COMPANY

          (b) At a meeting of the Board of Directors of the corporation duly and properly called, convened and held on October 18, 1966 the following resolution was duly adopted by said Board of Directors, to wit:

          RESOLVED, that the Board of Directors hereby creates, establishes and authorizes the issuance of a series of the Preferred Stock cumulative. $100 par value, of the Company (being of the class heretofore authorized by amendments of the Agreement of Consolidation or Merger which comprises the Articles of Incorporation of the Company), which series of Preferred Stock shall:

                    (a)  consist of 100.000 shares to be
               designated "6.08% Preferred Stock, cumulative.
               $100 par value";

                    (b)  have a dividend rate of $6 08 per share
               per annum payable quarterly on January 1, April 1, July 1 and October 1 of each year, the first dividend date to be January 1, 1967 and such dividends to be cumulative from October 1, 1966;

                    (c)  be subject to redemption in the manner
               provided with respect to the Company's Preferred Stock, cumulative $100 par value, in said Agreement of Consolidation or Merger, as amended, at the price of $107.41 per share if redeemed on or before October 1, 1971, of $104.33 per share if redeemed after October 1, 1971 and on or before October 1, 1976, and of $102.83 per share if redeemed after October 1, 1976 in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; and further

     RESOLVED, that the President or Vice President and the Secretary or an Assistant Secretary are hereby authorized and directed to execute and file in the office of the Secretary of State of the State of Arkansas an appropriate statement of the creation of the new series of Preferred Stock.

     IN WITNESS WHEREOF, Arkansas Power & Light Company has made this statement under its corporate seal and the hands of its President and Assistant Secretary this 18th day of October, 1966.

                              ARKANSAS POWER & LIGHT COMPANY



                              By   /s/ Reeves E. Ritchie
                                             President


                              By   /s/ J. D. Doyle
                                        Assistant Secretary

(Corporate Seal)

      CERTIFICATE CREATING SERIES OF 7.32% PREFERRED STOCK

                               OF

                 ARKANSAS POWER & LIGHT COMPANY

          PURSUANT TO SECTION 64-202, ARKANSAS STATUTES

                   ___________________________


     ARKANSAS POWER & LIGHT COMPANY, a corporation organized under the laws of the State of Arkansas, by its President and Assistant Secretary, does hereby state:

          (a) The name of the corporation filing this Statement is

                    ARKANSAS POWER & LIGHT COMPANY

          (b) At a meeting of the Board of Directors of the corporation duly and properly called, convened and held on January 16, 1969 the following resolution was duly adopted by said Board of Directors, to wit:

          RESOLVED, that the Board of Directors hereby creates, establishes and authorizes the issuance of a series of the Preferred Stock, cumulative, $100 par value, of the Company (being of the class heretofore authorized by amendments of the Agreement of Consolidation or Merger which comprises the Articles of Incorporation of the Company), which series of Preferred Stock shall:

                    (a)  consist of 100.000 shares to be
               designated "7.32% Preferred Stock, cumulative.
               $100 par value";

                    (b)  have a dividend rate of $7.32 per share
               per annum payable quarterly on January 1, April 1, July 1 and October 1 of each year, the first dividend date to be April 1, 1969 and such dividends to be cumulative from January 1, 1969;

                    (c)  be subject to redemption in the manner
               provided with respect to the Company's Preferred Stock, cumulative, $100 par value, in said Agreement of Consolidation or Merger, as amended, at the price of $108.99 per share if redeemed on or before January 1, 1974, of $104.67 per share if redeemed after January 1, 1974 and on or before January 1, 1979, and of $103.17 per share if redeemed after January 1, 1979, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; and further


     RESOLVED, that the President or Vice President and the Secretary or an Assistant Secretary are hereby authorized and directed to execute and file in the office of the Secretary of State of the State of Arkansas an appropriate statement of the creation of the new series of Preferred Stock.

     IN WITNESS WHEREOF, Arkansas Power & Light Company has made this statement under its corporate seal and the hands of its President and Assistant Secretary this 16th day of January, 1969.

                              ARKANSAS POWER & LIGHT COMPANY



                              By   /s/ Reeves E. Ritchie
                                        President


                              By   /s/ J. D. Doyle
                                    Assistant Secretary

(Corporate Seal)

      CERTIFICATE CREATING SERIES OF 7.80% PREFERRED STOCK

                               OF

                 ARKANSAS POWER & LIGHT COMPANY

          PURSUANT TO SECTION 64-202, ARKANSAS STATUTES

                   ___________________________


     ARKANSAS POWER & LIGHT COMPANY, a corporation organized under the laws of the State of Arkansas, by its President and Assistant Secretary, does hereby state:

          (a) The name of the corporation filing this Statement is

                    ARKANSAS POWER & LIGHT COMPANY

          (b) At a meeting of the Board of Directors of the corporation duly and properly called, convened and held on April 6, 1972 the following resolutions was duly adopted by said Board of Directors, to wit:

          RESOLVED, that the Board of Directors hereby creates, and establishes and authorizes the issuance of a series of the Preferred Stock, cumulative, $100 par value, of the Company (being of the class heretofore authorized by amendments of the Agreement of Consolidation or Merger which comprises the Articles of Incorporation of the Company), which series of Preferred Stock shall:

                    (a)  consist of 150.000 shares to be
               designated "7.80% Preferred Stock, cumulative.
               $100 par value";

                    (b)  have a dividend rate of $7.80 per share
               per annum payable quarterly on January 1, April 1, July 1 and October 1 of each year, the first dividend date to be July 1, 1972 and such dividends to be cumulative from April 13, 1972;

                    (c)  be subject to redemption in the manner
               provided with respect to the Company's Preferred Stock, cumulative, $100 par value, in said Agreement of Consolidation or Merger, as amended, at the price of $109.10 per share if redeemed on or before April 1, 1977 (except that no share of the 7.80% Preferred Stock shall be redeemed before April 1, 1977 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Company or through the use, directly or indirectly, of funds derived through the issuance by the Company of stock ranking prior to or on a parity with the 7.80%A Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Company (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Company (so computed) of less than 7.785% per annum, of $107.15 per share if redeemed after April 1, 1977, and on or before April 1, 1982, of $105.20 per share if redeemed after April 1, 1982, and on or before April 1, 1987, and of $103.25 per share if redeemed after April 1, 1987, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; and

          FURTHER RESOLVED, that the President or a Vice President and the Secretary or an Assistant Secretary are hereby authorized and directed to execute and file in the of office of the Secretary of State of the State of Arkansas an appropriate statement of the creation of the new series of Preferred Stock.

          IN WITNESS WHEREOF, Arkansas Power & Light Company has made this statement under its corporate seal and the hands of its President and Assistant Secretary this 6th day of April, 1972.

                              ARKANSAS POWER & LIGHT COMPANY



                              By   /s/ Reeves E. Ritchie
                                         President


                              By   /s/ Jerry L. Maulden
                                    Assistant Secretary

(Corporate Seal)

      CERTIFICATE CREATING SERIES OF 7.40% PREFERRED STOCK

                               OF

                 ARKANSAS POWER & LIGHT COMPANY

          PURSUANT TO SECTION 64-202, ARKANSAS STATUTES

                   ___________________________


     ARKANSAS POWER & LIGHT COMPANY, a corporation organized under the laws of the State of Arkansas, by its President and Assistant Secretary, does hereby state:

          (a) The name of the corporation filing this Statement is

                    ARKANSAS POWER & LIGHT COMPANY

          (b) At a meeting of the Board of Directors of the corporation duly and properly called, convened and held on December 6, 1972 the following resolutions were duly adopted by said Board of Directors, to wit:

          RESOLVED, that the Board of Directors hereby creates, and establishes and authorizes the issuance of a series of the Preferred Stock, cumulative, $100 par value, of the Company (being of the class heretofore authorized by amendments of the Agreement of Consolidation or Merger which comprises the Articles of Incorporation of the Company), which series of Preferred Stock shall:

                    (a)  consist of 200.000 shares to be
               designated "7.40% Preferred Stock, cumulative.
               $100 par value";

                    (b)  have a dividend rate of $7.40 per share
               per annum payable quarterly on January 1, April 1, July 1 and October 1 of each year, the first dividend date to be April 1, 1973, for the period commencing December 14, 1972, to and including March 31, 1973, and such dividends to be cumulative from December 14, 1972;

                    (c)  be subject to redemption in the manner
               provided with respect to the Company's Preferred Stock, cumulative, $100 par value, in said Agreement of Consolidation or Merger, as amended, at the price of $108.35 per share if redeemed on or before December 1, 1977 (except that no share of the 7.40% Preferred Stock shall be redeemed before December 1, 1977, if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Company or through the use, directly or indirectly, of funds derived through the issuance by the Company of stock ranking prior to or on a parity with the 7.40% Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Company (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Company (so computed) of less than 7.3795% per annum, of $106.50 per share if redeemed after December 1, 1977 and on or before December 1, 1982 of $104.65 per share if redeemed after December 1, 1982, and on or before December 1, 1987, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; and

          FURTHER RESOLVED, that the President or a Vice President and the Secretary or an Assistant Secretary are hereby authorized and directed to execute and file in the office of the Secretary of State of the State of Arkansas an appropriate statement of the creation of the new series of Preferred Stock.

     IN WITNESS WHEREOF, Arkansas Power & Light Company has made this statement under its corporate seal and the hands of its President and Assistant Secretary this 6th day of December, 1972.

                              ARKANSAS POWER & LIGHT COMPANY



                              By   /s/ Reeves E. Ritchie
                                        President


                              By   /s/ Helen G. Liftunch
                                     Assistant Secretary

      CERTIFICATE CREATING SERIES OF 7.88% PREFERRED STOCK

                               OF

                 ARKANSAS POWER & LIGHT COMPANY

          PURSUANT TO SECTION 64-202, ARKANSAS STATUTES

                   ___________________________


     ARKANSAS POWER & LIGHT COMPANY, a corporation organized under the laws of the State of Arkansas, by its President and Assistant Secretary, does hereby state:

          (a) The name of the corporation filing this Statement is

                    ARKANSAS POWER & LIGHT COMPANY

          (b) At a meeting of the Board of Directors of the corporation duly and properly called, convened and held on November 28, 1973, the following resolutions were duly adopted by said Board of Directors, to-wit:

          RESOLVED, that the Board of Directors hereby creates, and establishes and authorizes the issuance of a series of the Preferred Stock, cumulative, $100 par value, of the Company (being of the class heretofore authorized by amendments of the Agreement of Consolidation or Merger which comprises the Articles of Incorporation of the Company), which series of Preferred Stock shall:

                    (a)  consist of 150,000 shares to be
               designated "7.88% Preferred Stock, cumulative.
               $100 par value";

                    (b)  have a dividend rate of $7.88 per share
               per annum payable quarterly on January 1, April 1, July 1, and October 1 of each year, the first dividend date to be April 1, 1974, for the period commencing December 6, 1973, to and including March 31, 1974, and such dividends to be cumulative from December 6, 1973;

                    (c)  be subject to redemption in the manner
               provided with respect to the Company's Preferred Stock, cumulative, $100 par value, in said Agreement of Consolidation or Merger, as amended, at the price of $108.91 per share if redeemed on or before December 1, 1978 (except that no share of the 7.88% Preferred Stock shall be redeemed before December 1, 1978, if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Company or through the use, directly or indirectly, of funds derived through the issuance by the Company of stock ranking prior to or on a parity with the 7.88% Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Company (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Company (so computed) of less than 7.853% per annum, of $106.94 per share if redeemed after December 1, 1978 and on or before December 1, 1983 of $104.97 per share if redeemed after December 1, 1983, and on or before December 1, 1988, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; and

          FURTHER RESOLVED, that the President or a Vice President and the Secretary or an Assistant Secretary are hereby authorized and directed to execute and file in the office of the Secretary of State of the State of Arkansas an appropriate statement of the creation of the new Series of Preferred Stock.

          IN WITNESS WHEREOF, Arkansas Power & Light Company has made this statement under its corporate seal and the hands of its President and Assistant Secretary this 28th day of November,
1973.

                              ARKANSAS POWER & LIGHT COMPANY



                              By   /s/ Reeves E. Ritchie
                                        President


                              By   /s/ Helen G. Liftunch
                                     Assistant Secretary

      CERTIFICATE CREATING SERIES OF 10.60% PREFERRED STOCK

                               OF

                 ARKANSAS POWER & LIGHT COMPANY

          PURSUANT TO SECTION 64-202, ARKANSAS STATUTES

                   ___________________________

     ARKANSAS POWER & LIGHT COMPANY, a corporation organized under the laws of the State of Arkansas, by its President and Assistant Secretary, does hereby state:

          (a) The name of the corporation filing this Statement is

                    ARKANSAS POWER & LIGHT COMPANY

          (b) At a meeting of the Board of Directors of the corporation duly and properly called, convened and held on July 16, 1975, the following resolutions were duly adopted by said Board of Directors, to-wit:

          RESOLVED, that the Board of Directors hereby creates, and establishes and authorizes the issuance of a series of the Preferred Stock, cumulative, $100 par value, of the Company (being of the class heretofore authorized by amendments of the Agreement of Consolidation or Merger which comprises the Articles of Incorporation of the Company), which series of Preferred Stock shall:

                    (a)  consist of 200,000 shares to be
               designated "10.60% Preferred Stock, cumulative.
               $100 par value";

                    (b) have a dividend rate of $10.60 per share per annum payable quarterly on January 1, April 1, July 1, and October 1 of each year, the first dividend date to be October 1, 1975, for the period commencing December 6, 1973, and such dividends to be cumulative from July 24, 1975;

                    (c)  be subject to redemption in the manner
               provided with respect to the Company's Preferred Stock, cumulative, $100 par value, in said Agreement of Consolidation or Merger, as amended, at the price of $112.04 per share if redeemed on or before July 1, 1980 (except that no share of the 10.60% Preferred Stock shall be redeemed before July 1, 1980, if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Company or through the use, directly or indirectly, of funds derived through the issuance by the Company of stock ranking prior to or on a parity with the 10.60% Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Company (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Company (so computed) of less than 10.5857% per annum, of $109.39 per share if redeemed after July 1, 1980 and on or before July 1, 1985 of $106.74 per share if redeemed after July 1, 1985, and on or before July 1, 1990, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; and

                    (d)  be subject to redemption as and for a
               sinking fund as follows:

                    On July 1, 1980 and on each July 1 thereafter
               (each such date being hereinafter referred to as a "10.60% Series Sinking Fund Redemption Date"), for so long as any shares of the 10.60% Preferred Stock shall remain outstanding, the Company shall redeem, out of funds legally available therefor and otherwise in the manner provided with respect to the Company's Preferred Stock, cumulative, $100 par value, in said Agreement of Consolidation or Merger as amended, 10,000 shares of the 10.60% Preferred Stock (or the number of shares then outstanding if less than 10,000) at the sinking fund redemption price of $100 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Company so to redeem the shares of the 10.60% Preferred Stock being hereinafter referred to as the "10.60% Series Sinking Fund Obligation"). The 10.60% Series Sinking Fund Obligation shall be cumulative. If on any 10.60% Series Sinking Fund Redemption Date, the Company shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the 10.60% Series Sinking Fun Obligation with respect to the shares not redeemed shall carry forward to each successive 10.60% Series Sinking Fund Redemption Date until such shares shall have been redeemed. Whenever on any 10.60% Series Sinking Fund Redemption Date, the funds of the Company legally available for the satisfaction of the 10.60% Series Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the 10.60% Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Company to satisfy fully its Total Sinking Fund Obligation on that date, the Company shall apply to the satisfaction of its 10.60% Series Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such 10.60% Series Sinking Fund Obligation to such Total Sinking Fund Obligation. In addition to the 10.60% Series Sinking Fund Obligation, the Company shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors and otherwise in the manner provided with respect to the Company's Preferred Stock, cumulative, $100 par value, in said Agreement of Consolidation or Merger, as amended, on each 10.60% Series Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 10,000 additional shares of the 10.60% Preferred Stock. The Company shall be entitled at its election, to credit against its 10.60% Series Sinking Fund Obligation on any 10.60% Series Sinking Fund Redemption Date any shares of the 10.60% Preferred Stock theretofore redeemed, other than shares of the 10.60% Preferred Stock redeemed pursuant to the 10.60% Series Sinking Fund Obligation (including shares optionally redeemed pursuant to this paragraph (d), purchased or otherwise acquired and not previously credited against the 10.60% Series Sinking Fund Obligation; and

          FURTHER RESOLVED, that the President, a Senior Vice President or a Vice President and the Secretary or an Assistant Secretary are hereby authorized and directed to execute and file in the office of the Secretary of State of the State of Arkansas an appropriate statement of the creation of the new Series of Preferred Stock.

          IN WITNESS WHEREOF, Arkansas Power & Light Company has made this statement under its corporate seal and the hands of its President and Assistant Secretary this 16th day of July, 1975.

                              ARKANSAS POWER & LIGHT COMPANY

                              By   /s/ Reeves E. Ritchie
                                        President

                              By   /s/ Allen Mebane
                                   Assistant Secretary

STATE OF ARKANSAS   )
                    ) SS                   VERIFICATION
COUNTY OF PULASKI   )



     We, Reeves E. Ritchie and Allen Mebane, being first duly sworn, do hereby state that we are the President and the Assistant Secretary, respectively, of Arkansas Power & Light Company, an Arkansas corporation; and that we, and each of us, has read the foregoing Articles of Amendment, and we, and each of us, do hereby state that the matters set forth therein are true and correct, and we, therefore, subscribe this verification this 16th day of July, 1975.

                                     /s/ Reeves E. Ritchie
                                       Reeves E. Ritchie




                                     /s/ Allen Mebane
                                       Allen Mebane


     SUBSCRIBED AND SWORN to before me this 16th day of July, 1975.



                                      /s/ Kerry J. Harrison
                                         Notary Public


My commission expires:


May 2, 1978

      CERTIFICATE CREATING SERIES OF 11.04% PREFERRED STOCK

                               OF

                 ARKANSAS POWER & LIGHT COMPANY

          PURSUANT TO SECTION 64-202, ARKANSAS STATUTES

                   ___________________________


     ARKANSAS POWER & LIGHT COMPANY, a corporation organized under the laws of the State of Arkansas, by its President and Assistant Secretary, does hereby state:

          (a) The name of the corporation filing this Statement is

                    ARKANSAS POWER & LIGHT COMPANY

          (b) At a meeting of the Board of Directors of the corporation duly and properly called, convened and held on November 12, 1975, the following resolutions were duly adopted by said Board of Directors, to-wit:

          RESOLVED, that the Board of Directors hereby creates, and establishes and authorizes the issuance of a series of the Preferred Stock, cumulative, $100 par value, of the Company (being of the class heretofore authorized by amendments of the Agreement of Consolidation or Merger which comprises the Articles of Incorporation of the Company), which series of Preferred Stock shall:

                    (a)  consist of 400,000 shares to be
               designated "11.04% Preferred Stock, cumulative.
               $100 par value" and hereinafter be referred to as "Second 1975 Series Preferred Stock";

                    (b) have a dividend rate of $11.04 per share per annum payable quarterly on January 1, April 1, July 1, and October 1 of each year, the first dividend date to be January 1, 1976, and such dividends to be cumulative from November 20, 1975;

                    (c)  be subject to redemption in the manner
               provided with respect to the Company's Preferred Stock, cumulative, $100 par value, in said Agreement of Consolidation or Merger, as amended, at the price of $112.54 per share if redeemed on or before July 1, 1980 (except that no share of the Second 1975 Series Preferred Stock shall be redeemed before November 1, 1980, if such redemption is for the purpose of or in anticipation of refunding such share through the use, directly or indirectly, of funds derived through the issuance by the Company of stock ranking prior to or on a parity with the Second 1975 Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Company (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Company (so computed) of less than 11.03% per annum), of $109.78 per share if redeemed after November 1, 1985, of $107.02 per share if redeemed after November 1, 1985, and on or before November 1, 1990, and of $104.26 per share if redeemed after November 1, 1990, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption;

                    (d)  be subject to redemption as and for a
               sinking fund as follows:

                              On November 1, 1980 and on each
               November 1 thereafter (each such date being hereinafter referred to as a "Second 1975 Series Sinking Fund Redemption Date"), for so long as any shares of the Second 1975 Series Preferred Stock shall remain outstanding, the Company shall redeem, out of funds legally available therefor and otherwise in the manner provided with respect to the Company's Preferred Stock, cumulative, $100 par value, in said Agreement of Consolidation or Merger, as amended, 20,000 shares of the Second 1975 Series Preferred Stock (or the number of shares then outstanding if less than 20,000) at the sinking fund redemption price of $100 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Company so to redeem the shares of the Second 1975 Series Preferred Stock being hereinafter referred to as the "Second 1975 Series Sinking Fund Obligation"). The Second 1975 Series Sinking Fund Obligation shall be cumulative. If on any Second 1975 Series Sinking Fund Redemption Date, the Company shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Second 1975 Series Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Second 1975 Series Sinking Fund Redemption Date until such shares shall have been redeemed. Whenever on any Second 1975 Series Sinking Fund Redemption Date, the funds of the Company legally available for the satisfaction of the Second 1975 Series Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the Second 1975 Series Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Company to satisfy fully its Total Sinking Fund Obligation") are insufficient to permit the Company to satisfy fully its Total Sinking Fund Obligation on that date, the Company shall apply to the satisfaction of its Second 1975 Series Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Second 1975 Series Sinking Fund Obligation to such Total Sinking Fund Obligation. In addition to the Second 1975 Series Sinking Fund Obligation, the Company shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors and otherwise in the manner provided with respect to the Company's Preferred Stock, cumulative, $100 par value, in said Agreement of Consolidation or Merger, as amended, on each Second 1975 Series Sinking Fund Redemption Date, a the aforesaid sinking fund redemption price, up to 20,000 additional shares of the Second 1975 Series Preferred Stock. The Company shall be entitled, at its election, to credit against its Second 1975 Series Sinking Fund Obligation on any Second 1975 Series Sinking Fund Redemption Date any shares of the Second 1975 Series Preferred Stock (including shares of the Second 1975 Series Preferred Stock optionally redeemed pursuant to this paragraph (d) theretofore redeemed, other than shares of the Second 1975 Series Preferred Stock redeemed pursuant to the Second 1975 Series Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Second 1975 Series Sinking Fund Obligation; and

                    FURTHER RESOLVED, that the President, a
          Senior Vice President, or a Vice President and the Secretary or an Assistant Secretary are hereby authorized and directed to execute and file in the office of the Secretary of State of the State of Arkansas an appropriate statement of the creation of the new series of Preferred Stock.

          IN WITNESS WHEREOF, Arkansas Power & Light Company has made this statement under its corporate seal and the hands of its President and Assistant Secretary this 12th day of November, 1975.

                              ARKANSAS POWER & LIGHT COMPANY


                              By  /s/ Reeves E. Ritchie
                                        President



                              By      /s/ Allen Mebane
                                      Assistant Secretary

STATE OF ARKANSAS   )
                    ) ss                     VERIFICATION
COUNTY OF PULASKI   )




     We, Reeves E. Ritchie and Allen Mebane, being first duly sworn, do hereby state that we are the President and the Assistant Secretary, respectively, of Arkansas Power & Light Company, an Arkansas corporation; and that we, and each of us has read the foregoing Articles of Amendment, and we, and each of us, do hereby state that the matters set forth therein are true and correct, and we, therefore, subscribe this verification this 12th day of November, `1975.



                                   /s/ Reeves E. Ritchie
                                   Reeves E. Ritchie



                                   /s/  Allen Mebane
                                   Allen Mebane


     SUBSCRIBED AND SWORN to before me this 12th day of November, 1975.



                                   /s/  Ruth Glover
                                   Notary Public


My commission expires:


     April 6, 1977

    STATEMENT OF CREATION OF SERIES OF 8.84 % PREFERRED STOCK

                               OF

                 ARKANSAS POWER & LIGHT COMPANY

          PURSUANT TO SECTION 64-202, ARKANSAS STATUTES

                 ______________________________



     ARKANSAS POWER & LIGHT COMPANY, a corporation organized under the laws of the State of Arkansas, by its President and Assistant Secretary, does hereby state:

          (a) The name of the corporation filing this Statement is

                    ARKANSAS POWER & LIGHT COMPANY

          (b) At a meeting of the Board of Directors of the corporation duly and properly called, convened and held on December 15, 1976, the following resolutions were duly adopted by said Board of Directors, to-wit:

          RESOLVED, that the Board of Directors hereby creates, and establishes and authorizes the issuance of a series of the Preferred Stock, cumulative, $25 par value, of the Company (being of the class heretofore authorized by amendments of the Agreement of Consolidation or Merger which comprises the Articles of Incorporation of the Company), which series of Preferred Stock shall:

                    (a)  consist of 400,000 shares to be
               designated "11.04% Preferred Stock, cumulative.
               $25 par value" and hereinafter be referred to as "Preferred Stock";

                    (b)  have a dividend rate of $2.21 per share
               per annum payable quarterly on January 1, April 1, July 1, and October 1 of each year, the first dividend date to be April 1, 1977, and such dividends to be cumulative from December 23, 1976;

                    (c)  be subject to redemption in the manner
               provided with respect to the Company's Preferred Stock, cumulative, S25 par value, in said Agreement of Consolidation or Merger, as amended, at the price of S28.21 per share if redeemed on or before December 1, 1981 [except that no share of the Preferred Stock shall be redeemed before December 1, 1981, if such redemption is for the purpose of or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Company or through the use, directly or indirectly, of funds derived through the issuance by the Company of stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the company (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Company (so computed) of less than 8.795% per annum], of $27.66 per share if redeemed after December 1, 1981, and on or before December 1, 1986, of $27.11 per share if redeemed. after December 1, 1986, and on or before December 1, 1991, and of S26.56 per share if redeemed after December 1, 1991, in each case plus an amount equivalent to the accumulated and unpaid dividends ,thereon, if any, to the date fixed for redemption; and

          FURTHER RESOLVED, that the President, Chairman of the Board, a Senior Vice President, or a Vice President and the Secretary or an Assistant Secretary are hereby authorized and directed to execute and file in the office of the Secretary of State of the State of Arkansas an appropriate statement of the creation of the new series of Preferred Stock.

          IN WITNESS WHEREOF, Arkansas Power. & Light Company has made this statement under its corporate seal and the hands of its President and Assistant Secretary this 15th day of December,
1976.

                              ARKANSAS POWER & LIGHT COMPANY


                              By:  /s/ Arch P. Pettit
                                      President



                              By:  /s/ Allen Mebane
                                   Assistant Secretary

STATE OF ARKANSAS   )
                    ) SS                             VERIFICATION
COUNTY OF PULASKI   )



     We, Arch P. Pettit and Allen Mebane, being first duly sworn, do hereby state that we are the President and Assistant Secretary, respectively, of Arkansas Power & Light Company, an Arkansas corporation; and that we, and each of us has read the foregoing Articles of Amendment, and we, and each of us, do hereby state that the matters set forth therein are true and correct, and we, therefore, subscribe this verification this 15th day of December, 1976.


                                      /s/ Arch P. Pettit
                                   Arch P. Pettit




                                      /s/ Allen Mebane
                                   Allen Mebane


     SUBSCRIBED AND SWORN to before me this 15th day of December, 1976.


                                      /s/ Ruth Glover
                                   Notary Public



My commission expires:



     April 6, 1977

    STATEMENT OF CREATION OF SERIES OF 10.40% PREFERRED STOCK

                               OF

                 ARKANSAS POWER & LIGHT COMPANY

          PURSUANT TO SECTION 64-202, ARKANSAS STATUTES




     ARKANSAS POWER & LIGHT COMPANY, a corporation organized under the laws of the State of Arkansas, by its President and Assistant Secretary, does hereby state:

          (a) The name of the corporation filing this Statement is

                    ARKANSAS POWER & LIGHT COMPANY

          (b) At a meeting of the Board of Directors of the corporation duly and properly called, convened and held on January 24, 1979, the following resolutions were duly adopted by said Board of Directors, to-wit:

          RESOLVED, that the Board of Directors hereby creates, and establishes and authorizes the issuance of a series of the Preferred Stock, cumulative, $25 par value, of the Company (being of the class heretofore authorized by amendments of the Agreement of Consolidation or Merger which comprises the Articles of Incorporation of the Company), which series of Preferred Stock shall:

                    (a)  consist of 600,000 shares to be
               designated "10.40% Preferred Stock, cumulative.
               $25 par value" and hereinafter be referred to as "Preferred Stock";

                    (b)  have a dividend rate of $2.60 per share
               per annum payable quarterly on January 1, April 1, July 1, and October 1 of each year, the first dividend date to be April 1, 1979, and such dividends to be cumulative from February 1, 1979;

                    (c)  be subject to redemption in the manner
               provided with respect to the Company's Preferred Stock, cumulative, $25 par value, in said Agreement of Consolidation or Merger, as amended, at the price of $28.60 per share if redeemed on or before February 1, 1984 (except that no share of the Preferred Stock shall be redeemed before February 1, l984, if such redemption is for the purpose of or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Company or through the use, directly or indirectly, of funds derived through the issuance by the Company of stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Company (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Company (so computed) of less than 10.2755% per annum), of $27.95 per share if redeemed after February 1, 1984, and on or before February 1, 1989, of $27.30 per share if redeemed after February 1, 1989, and on or before February 1, 1994, and of $26.65 per share if redeemed after February 1 , 1994, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; and

          FURTHER RESOLVED, that the President, a Senior Vice President, or a Vice President and the Secretary or an Assistant Secretary are hereby authorized and directed to execute and file in the office of the Secretary of State of the State of Arkansas an appropriate statement o f the creation of the new series of Preferred Stock.

     IN WITNESS WHEREOF, Arkansas Power & Light Company has made this statement under its corporate seal and the hands of its President and Assistant Secretary this 24th day of January, 1979.

                                   ARKANSAS POWER & LIGHT COMPANY


                                   By:   /s/ Arch P. Pettit
                                             President


                                   By:   /s/ Allen Mebane
                                         Assistant Secretary

STATE OF ARKANSAS   )
                    ) SS                             VERIFICATION
COUNTY OF PULASKI   )



     We, Arch P. Pettit and Allen Mebane, being first duly sworn, do hereby state that we are the President and Assistant Secretary, respectively, of Arkansas Power & Light Company, an Arkansas corporation; and that we, and each of us has read the foregoing Articles of Amendment, and we, and each of us, do hereby state that the matters set forth therein are true and correct, and we, therefore, subscribe this verification this 24th day of January, 1979.


                                   /s/ Arch P. Pettit
                                   Arch P. Pettit




                                   /s/ Allen Mebane
                                   Allen Mebane


     SUBSCRIBED AND SWORN to before me this 24th day of January, 1979.


                                   /s/ M. Janice Owen
                                   Notary Public



My commission expires:



     May 15, 1982

    STATEMENT OF CREATION OF SERIES OF 9.92% PREFERRED STOCK

                               OF

                 ARKANSAS POWER & LIGHT COMPANY

          PURSUANT TO SECTION 64-202, ARKANSAS STATUTES




     ARKANSAS POWER & LIGHT COMPANY, a corporation organized under the laws of the State of Arkansas, by its President and Assistant Secretary, does hereby state:

          (a) The name of the corporation filing this Statement is

                    ARKANSAS POWER & LIGHT COMPANY

          (b) At a meeting of the Board of Directors of the corporation duly and properly called, convened and held on June 21, 1979, the following resolutions were duly adopted by said Board of Directors, to-wit:

          RESOLVED, that the Board of Directors hereby creates, and establishes and authorizes the issuance of a series of the Preferred Stock, cumulative, $25 par value, of the Company (being of the class heretofore authorized by amendments of the Agreement of Consolidation or Merger which comprises the Articles of Incorporation of the Company), which series of Preferred Stock shall:

                    (a)  consist of 1,600,000 shares to be
               designated "9.92% Preferred Stock, cumulative. $25 par value" and hereinafter be referred to as "2nd
               1979 Series Preferred Stock";

                    (b)  have a dividend rate of $2.48 per share
               per annum payable quarterly on January 1, April 1, July 1, and October 1 of each year, the first dividend date to be October 1, 1979, and such dividends to be cumulative from June 28, 1979;

                    (c)  be subject to redemption in the manner
               provided with respect to the Company's Preferred Stock, cumulative, $25 par value, in said Agreement of Consolidation or Merger, as amended, at the price of $28.18 per share if redeemed on or before June 1, 1984 (except that no share of the 2nd 1979 Series Preferred Stock shall be redeemed before June 1, 1984, if such redemption is for the purpose of or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Company or through the use, directly or indirectly, of funds derived through the issuance by the Company of stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Company (computed in accordance with generally accepted financial practice ) or such stock has an effective dividend cost to the Company (so computed) of less than 9.8086 per annum), of $27.56 per share if redeemed after June 1, 1984, and on or before June 1, 1989, of $26.94 per share if redeemed after June 1, 1989, and on or before June 1, 1994, and of $26.32 per share if redeemed after June 1, 1994, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; and

                    (d)  be subject to redemption as and for a
               sinking fund as follows:

                         On June 1, 1984 and on each June 1
               thereafter (each such date being hereinafter referred to as a "2nd 1979 Series Sinking Fund Redemption Date"), for so long as any shares of the 2nd 1979 Series Preferred Stock shall remain outstanding, the Company shall redeem, out of funds legally available therefor and otherwise in the manner provided with respect to the Company's Preferred Stock, cumulative, $25 par value, in said Agreement of Consolidation or Merger, as amended, 80,000 shares of the 2nd 1979 Series Preferred Stock (or the number of shares then outstanding if less than 80,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Company so to redeem the shares of the 2nd 1979 Series Preferred Stock being hereinafter referred to as the "2nd 1979 Series Sinking Fund Obligation") . The 2nd 1979 Series Sinking Fund Obligation shall be cumulative. If on any 2nd 1979 Series Sinking Fund Redemption Date, the Company shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the 2nd 1979 Series Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive 2nd 1979 Series Sinking Fund Redemption Date until such shares shall have been redeemed. Whenever on any 2nd 1 97g Series Sinking Fund Redemption Date, the funds of the Company legally available for the satisfaction of the 2nd 1979 Series Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the 2nd 1979 Series Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Company to satisfy fully its Total Sinking Fund Obligation on that date, the Company shall apply to the satisfaction of its 2nd 1979 Series Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such 2nd 1979 Series Sinking Fund Obligation to such Total Sinking Fund Obligation. In addition to the 2nd 1979 Series Sinking Fund Obligation, the Company shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors and otherwise in the manner provided with respect to the Company's Preferred Stock, cumulative, $25 par value, in said Agreement of Consolidation or Merger, as amended, on each 2nd 1979 Series Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 80,000 additional shares of the 2nd 1979 Series Preferred Stock. The Company shall be entitled, at its election, to credit against its 2nd 1979 Series Sinking Fund Obligation on any 2nd 1979 Series Sinking Fund Redemption Date any shares of the 2nd 1979 Series Preferred Stock (including shares of the 2nd 1979 Series Preferred Stock optionally redeemed pursuant to this paragraph
               (d)) theretofore redeemed, other than shares of 2nd 1979 Series Preferred Stock redeemed pursuant to the 2nd 1979 Series Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the 2nd 1979 Series Sinking Fund Obligation; and

          FURTHER RESOLVED, that the President, a Senior vice President, or a Vice President and an Assistant Secretary are hereby authorized and directed to execute and file in the office of the Secretary of state of the State of Arkansas an appropriate statement of the creation of the new series of Preferred Stock.

     IN WITNESS WHEREOF, Arkansas Power & Light Company has made this statement under its corporate seal and the hands of its President and Assistant Secretary this 21st day of June, 1979.

                              ARKANSAS POWER & LIGHT COMPANY



                              By:   /s/ Jerry L. Maulden
                                         President



                              By:   /s/ W. M. Murphey
                                     Assistant Secretary

STATE OF ARKANSAS   )
                    ) SS                             VERIFICATION
COUNTY OF PULASKI   )



     We, Jerry L. Maulden and W. M. Murphey, being first duly sworn, do hereby state that we are the President and Assistant Secretary, respectively, of Arkansas Power & Light Company, an Arkansas corporation; and that we, and each of us, have read the foregoing Articles of Amendment and we, and each of us, do hereby state that the matters set forth therein are true and correct, and we, therefore, subscribe this verification this 21st day of June, 1979.




                                   /s/ Jerry L. Maulden
                                        Jerry L. Maulden



                                   /s/ W. M. Murphey
                                        W. M. Murphey


     SUBSCRIBED AND SWORN to before me this 21st day of June, 1979.


                                   /s/ Ruth Glover
                                        Notary Public


My Commission Expires:

     April 6, 1981

    STATEMENT OF CREATION OF SERIES OF 13.28% PREFERRED STOCK

                               OF

                 ARKANSAS POWER & LIGHT COMPANY

          PURSUANT TO SECTION 64-202, ARKANSAS STATUTES




     ARKANSAS POWER & LIGHT COMPANY, a corporation organized under the laws of the State of Arkansas, by its President and Secretary, does hereby state:

          (a) The name of the corporation filing this Statement is

                    ARKANSAS POWER & LIGHT COMPANY

          (b) At a meeting of the Board of Directors of the corporation duly and properly called, convened and held on January 22, 1980, the following resolutions were duly adopted by said Board of Directors, to-wit:


          RESOLVED, that the Board of Directors hereby creates and establishes and authorizes the issuance of a series of the Preferred Stock, cumulative, $25 par value, of the Company (being of the class heretofore authorized by amendments of the Agreement of Consolidation or Merger which comprises the Articles of Incorporation of the Company), which series of Preferred Stock shall:

                    (a)  consist of 2,000,000 shares to be
               designated "13.28% Preferred Stock, cumulative,
               $25 par value" and hereinafter be referred to as the "1980 Series Preferred Stock";

                    (b)  have a dividend rate of $3.32 per share
               per annum payable quarterly on January 1, April 1, July 1, and October 1, of each year, the first dividend date to be April 1, 1980, and such dividends to be cumulative from January 30, 1980:

                    (c)  be subject to redemption in the manner
               provided with respect to the Company's Preferred Stock, cumulative, $25 par value, in said Agreement of Consolidation or Merger, as amended, at the price of $29.88 per share if redeemed on or before January 1, 1985 (except that no share of the 1980 Series Preferred Stock shall be redeemed before January 1, 1985, if such redemption is for the purpose of or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Company or through the use, directly or indirectly, of funds derived through the issuance by the Company of stock ranking prior to or on a parity with the 1980 Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Company (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Company (so computed) of less than 13.1908% per annum), of $29.05 per share if redeemed after January 1, 1985, and on or before January 1, 1990, of $28.22 per share if redeemed after January 1, 1990, and on or before January 1, 1995, and of $27.39 per share if redeemed after January 1, 1995, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; and

                    (d)  be subject to redemption as and for a
               sinking fund as follows:,

                    On January 1, 1985, and on each January 1
               thereafter (each such date being hereinafter referred to as the "1980 Series Sinking Fund Redemption Date"), for so long as any shares of the 1980 Series Preferred Stock shall remain outstanding, the Company shall redeem, out of funds legally available therefor and otherwise in the manner provided with respect to the Company's Preferred Stock, cumulative, $25 par value, in said Agreement of Consolidation or Merger, as amended, 100,000 shares of the 1980 Series Preferred Stock (or the number of shares then outstanding if less than 100,000) at the sinking fund redemption price of $25 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Company so to redeem the shares of the 1980 Series Preferred Stock being hereinafter referred to as the "1980 Series Sinking Fund Obligation"). The 1980 Series Sinking Fund Obligation shall be cumulative. If on any 1980 Series Sinking Fund Redemption Date, the Company shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the 1980 Series Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive 1980 Series Sinking Fund Redemption Date until such shares shall have been redeemed. Whenever on any 1980 Series Sinking Fund Redemption Date, the funds of the Company legally available for the satisfaction of the 1980 Series Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the 1980 Series Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Company to satisfy fully its Total Sinking Fund Obligation on that date, the Company shall apply to the satisfaction of its 198 0 Series Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such 1980 Series Sinking Fund Obligation to such Total Sinking Fund Obligation. In addition to the 1980 Series Sinking Fund Obligation, the Company shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors and otherwise in the manner provided with respect to the Company's Preferred Stock, cumulative, $25 par value, in said Agreement of Consolidation or Merger, as amended, on each 1980 Series Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 100,000 additional shares of the 1980 Series Preferred Stock. The Company shall be entitled, at its election, to credit against its 1980 Series Sinking Fund Obligation on any 1980 Series Sinking Fund Redemption Date any shares of the 1980 Series Preferred Stock (including shares of the 1980 Series Preferred Stock optionally redeemed pursuant to this paragraph (d)) theretofore redeemed, other than shares of 1980 Series Preferred Stock redeemed pursuant to the 1980 Series Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the 1980 Series Sinking Fund Obligation; and,

               FURTHER RESOLVED, that the President, a Senior Vice President, or a Vice President and the Secretary or an Assistant Secretary are hereby authorized and directed to execute and file in the office of the Secretary of State of the State of Arkansas an appropriate statement of the creation of the new series of Preferred Stock.

          IN WITNESS WHEREOF, Arkansas Power & Light Company has made this statement under its corporate seal and the hands of its President and Secretary this 22nd day of January, 1980.

                                   ARKANSAS POWER & LIGHT COMPANY



                                        /s/ Jerry Maulden
                                             President



                                        /s/ Jerry D. Jackson
                                             Secretary

STATE OF ARKANSAS   )
                    ) SS                             VERIFICATION
COUNTY OF PULASKI   )




     We, Jerry L. Maulden and Jerry D. Jackson, being first duly sworn, do hereby state that we are the President and Secretary, respectively, of Arkansas Power & Light Company, an Arkansas corporation; and that we, and each of us, have read the foregoing Articles of Amendment, and we, and each of us, do hereby state that the matters set forth therein are true and correct, and we, therefore, subscribe this verification this 22nd day of January, 1980.



                                     /s/ Jerry L. Maulden



                                     /s/ Jerry D. Jackson



     SUBSCRIBED AND SWORN to before me this 22nd day of January, 1980.



                                      /s/ Ruth Glover
                                   Notary Public




My Commission Expires:


     April 6, 1981

    STATEMENT OF CREATION OF SERIES OF 8.52% PREFERRED STOCK

                               OF

                 ARKANSAS POWER & LIGHT COMPANY

          PURSUANT TO SECTION 64-202, ARKANSAS STATUTES




     ARKANSAS POWER & LIGHT COMPANY, a corporation organized under the laws of the State of Arkansas, by its President and Secretary, does hereby state:

          (a) The name of the corporation filing this Statement is

                    ARKANSAS POWER & LIGHT COMPANY

          (b) At a meeting of the Board of Directors of the corporation duly and properly called, convened and held on November 19, 1986, the following resolutions were duly adopted by said Board of Directors, to-wit:

          RESOLVED, that the Board of Directors hereby creates and establishes and authorizes the issuance of a series of the Preferred Stock, cumulative, $100 par value, of the Company (being of the class heretofore authorized by amendments of the Agreement of Consolidation or Merger which comprises the Articles of Incorporation of the Company), which series of Preferred Stock shall:

                    (a)  consist of 500,000 shares to be
               designated "8.52% Preferred Stock, cumulative,
               $100 par value" and hereinafter to be referred to as the "1986 Series Preferred Stock";

                    (b)  have a dividend rate of $8.52 per share
               per annum payable quarterly on January 1, April 1, July 1, and October 1, of each year, the first dividend date to be January 1, 1987, and such dividends to be cumulative from the date of issuance;

                    (c)  be subject to redemption in the manner
               provided with respect to the Company's Preferred Stock, cumulative, $100 par value, in said Agreement of Consolidation or Merger, as amended, at the price of $108.52 per share if redeemed on or before November 1, 1991 (except that no share of the 1986 Series Preferred Stock shall be redeemed before November 1, 1991, if such redemption is for the purpose of or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Company or through the use, directly or indirectly, of funds derived through the issuance by the Company of stock ranking prior to or on a parity with the 1986 Series Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Company (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Company (so computed) of less than 8.780% per annum), of $106.39 per share if redeemed after November 1, 1991, and on or before November 1, 1996, of $104.26 per share if redeemed after November 1, 1996, and on or before November 1, 2001, and of $102.13 per share if redeemed after November 1, 2001, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemptions and

                    (d)  be subject to redemption as and for a
               sinking fund as follows: on November 1, 1991 and on each November 1 thereafter (each such date bring hereinafter referred to as a 1986 Series Sinking Fund Redemption Date"), for so long as any shares of the 1986 Series Preferred Stock shall remain outstanding,; the Company shall redeem, out of funds legally available therefor and otherwise in the manner provided with respect to the Company's Preferred Stock, cumulative, $100 par value, in said Agreement of Consolidation or Merger, as amended, 25,000 shares of the 1986 Series Preferred Stock (or the number of shares then outstanding if less than 25,000) at the sinking fund redemption price of $100 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Company so to redeem such shares of the 1986 Series Preferred Stock being hereinafter referred to as the "1986 Series Sinking Fund Obligation"); the 1986 Series Sinking Fund Obligation shall be cumulative; if on any 1986 Series Sinking Fund Redemption Date, the Company shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the 1986 Series Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive l986 Series Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any 1986 Series Sinking Fund Redemption Date, the funds of the Company legally available for the satisfaction of the 1986 Series Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the 1986 Series Preferred Stock (such obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Company to satisfy fully its Total Sinking Fund Obligation on that date, the Company shall apply to the satisfaction of its 1986 Series Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such 1986 Series Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the 1986 Series Sinking Fund Obligation, the Company shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors and otherwise in the manner provided with respect to the Company's Preferred Stock, cumulative, $100 par value, in said Agreement of Consolidation or Merger, as amended, on each 1986 Series Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 25,000 additional shares of the 1986 Series Preferred Stock; the Company shall be entitled, at its election, to credit against its 1986 Series Sinking Fund Obligation on any 1986 Series Sinking Fund Redemption Date any shares of the 1986 Series Preferred Stock, (including shares of the 1986 Series Preferred Stock optionally redeemed pursuant to this paragraph (d)), theretofore redeemed (other than shares of the 1986 Series Preferred Stock redeemed pursuant to the 1986 Series Sinking Fund Obligation) purchased or otherwise acquired and not previously credited against the 1986 Series Sinking Fund Obligation; and further

          RESOLVED, that the President, an Executive Vice President, or a Vice President and the Secretary or an Assistant Secretary are hereby authorized and directed to execute and file in the office of the Secretary of State of the State of Arkansas an appropriate statement of the creation of the new series of Preferred Stock.

     IN WITNESS WHEREOF, Arkansas Power & Light Company has made this statement under its corporate seal and the hands of its President and Secretary this; 24th day of November, 1986.


                              ARKANSAS POWER & LIGHT COMPANY



                              By:  /s/ Jerry L. Maulden
                                        President


                              By:  /s/ Michael B. Bemis

STATE OF ARKANSAS   )
                    ) SS                             VERIFICATION
COUNTY OF PULASKI   )




     We, Jerry L. Maulden and Michael B. Bemis, being first duly sworn, do hereby state that we are the President and Secretary, respectively, of Arkansas Power & Light Company, an Arkansas corporation; and that we, and each of us, have read the foregoing Articles of Amendment, and we, and each of us, do hereby State that the matters set forth therein are true and correct, and we, therefore, subscribe this verification this ,24th day of November, 1986.


                                   /s/ Jerry L. Maulden
                                   Jerry L. Maulden



                                   /s/ Michael B. Bemis
                                   Michael B. Bemis



     SUBSCRIBED AND SWORN to before me this 24th day of November, 1986.


                                   /s/ Virginia A. McAllister
                                   Notary Public



My Commission Expires:



     October 6, 1989


(SEAL)

                      ARTICLES OF AMENDMENT
                             TO THE
                      AMENDED AND RESTATED
                    ARTICLES OF INCORPORATION
                               OF
                 ARKANSAS POWER & LIGHT COMPANY



     The undersigned, Gerald D. McInvale and Lee W. Randall, the Senior Vice President and Chief Financial Officer and Vice President, Chief Accounting Officer and Assistant Secretary, respectively, of Arkansas Power & Light Company, a corporation duly organized, created and existing under and by virtue of the laws of the State of Arkansas (the "Corporation"), hereby certifies, with respect to the adoption of these Articles of Amendment to the Amended and Restated Articles of Incorporation of the Corporation, that:

     1.  The name of the Corporation is Arkansas Power & Light
Company.

     2. On July 25, 1990 and May 15, 1991, the Board of Directors of the Corporation, at meetings duly convened and held, with a quorum present and acting throughout, by resolutions unanimously adopted, established five new series of the Corporation's preferred stock, authorized the Executive Committee of the Board of Directors to approve the issuance and sale, and determine the designation and relative rights, preferences and limitations of such new series of the Corporation's preferred stock, within limits prescribed by the Board, and authorized officers of the Corporation to file appropriate Articles of Amendment with respect to such new series of the Corporation's preferred stock.

     3. On May 23, 1991, acting pursuant to said authority, the Executive Committee of the Board of Directors of the Corporation, at a meeting duly convened and held, with a quorum present and acting throughout, by resolutions unanimously adopted, effected the amendment of Article SIXTH of the Corporation's Amended and Restated Articles of Incorporation, without shareholder action, pursuant to the provisions of A.C.A. 4-27-602 and 4-27-825, as follows:

     Paragraph (c) of Article SIXTH is amended to add the following subparagraph (17) to the end thereof:

     17.  2,000,000 of the 15,000,000 shares of the Corporation's
Class A Preferred Stock authorized in paragraph (a) of this Article SIXTH shall consist of a series of the Class A Preferred
Stock of the Corporation which shall:

          (a)  be designated "$2.40 Preferred Stock,
     Cumulative, S0.01 Par Value (Involuntary Liquidation
     Value $25)" and hereinafter be referred to as the "1991
     Series Preferred Stock";

          (b)  have a price payable on involuntary
     liquidation, dissolution or winding up of the Corporation Of $25 per share;

          (c) have a dividend rate of $2.40 per share per annum payable quarterly on January 1, April 1, July 1 and October 1 of each year, the first dividend date to be July 1, 1991, and such dividends to be cumulative from May 30, 1991; and

          (d)  be subject to redemption in the manner
     provided with respect to the Corporation's Preferred Stock in the Corporation's Amended and Restated Articles of Incorporation at the price of $25 per share plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption (except that no share of the 1991 Series Preferred Stock shall be redeemed on or before July 1, 1996; however, such price of $25 per share is established notwithstanding such limitation on redemption as the current redemption price for the period on or before July 1, 1996 for purposes of subparagraph (6) of paragraph (c) of Article SIXTH).

     4. The date of the adoption of these Articles of Amendment was May 23, 1991.

     IN WITNESS WHEREOF, we have hereunto set our hands as Vice
President and Assistant Secretary, respectively, of Arkansas
Power & Light Company, effective as of May 23, 1991.



                                  /s/ Gerald D. McInvale
                              Senior Vice President and Chief
                                      Financial Officer




                                    /s/ Lee W. Randall
                              Vice President, Chief Accounting
                              Officer and Assistant Secretary

                      ARTICLES OF AMENDMENT
                             TO THE
                      AMENDED AND RESTATED
                    ARTICLES OF INCORPORATION
                               OF
                 ARKANSAS POWER & LIGHT COMPANY



     The undersigned, R. Drake Keith, President, Chief Operating Officer and Secretary, and John J. Harton, Vice President, Administration and Assistant Secretary, of Arkansas Power & Light Company, a corporation duly organized, created and existing under and by virtue of the laws of, the State of Arkansas (the "Corporation), hereby certify, with respect to the adoption of these Articles of Amendment to the Amended and Restated Articles of Incorporation of the Corporation, that:

     1. The name of the Corporation is Arkansas Power & Light
Company.

     2. On July 25, 1990 and May 27, 1992, the Board of Directors of the Corporation, at meetings duly convened and held, with a quorum present and acting throughout, by resolutions unanimously adopted, established five new series of the Corporation's preferred stock, and effected the amendment of Article SIXTH of the Corporation's Amended and Restated Articles of Incorporation, without shareholder action, pursuant to the provisions of A.C.A.
 4-27-602 as follows:

     Paragraph (c) of Article SIXTH is amended to add the following subparagraph (18) to the end thereof:

     18.  600,000 of the 15,000,000 shares of the Corporation's
Class A Preferred Stock authorized in paragraph (a) of this Article SIXTH shall consist of a series of the Class A Preferred
Stock of the Corporation which shall:

          (a) be designated "$l.96 Preferred Stock,
     Cumulative, $0.01 Par Value (Involuntary Liquidation
     Value $25)" and hereinafter be referred to as the "1992
     Series Preferred Stock";

          (b) have a price payable on involuntary
     liquidation, dissolution or winding up of the Corporation of $25 Per Share;

          (c) have a dividend rate of $1.96 per share per annum payable quarterly on January 1, April 1, July 1 and October 1 of each year, the first dividend date to be July 1, 1992, and such dividends to be cumulative from June 3, 1992; and

          (d) be subject to redemption in the manner provided with respect to the Corporation's Preferred Stock in the Corporation's Amended and Restated Articles Or Incorporation at the price of $25 per share plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption (except that no share of the 1992 Series Preferred Stock shall be redeemed on or before July 1, 1997; however, such price of $25 per share is established notwithstanding such limitation on redemption as the current redemption price for the period on or before July 1, 1997 for purposes of subparagraph (6) of paragraph (c) of Article SIXTH).

     4. The date of the adoption of these Articles of Amendment was May 27, 1992.

     IN WITNESS WHEREOF, we have hereunto set our hands as President and Assistant Secretary, respectively, of Arkansas
Power & Light Company, effective as of May 27, 1992.



                                  /s/ R. Drake Keith
                              President, Chief Operating
                              Officer and Secretary




                                  /s/ John J. Harton
                              Vice President, Administration
                              and Assistant Secretary

                 ARKANSAS POWER & LIGHT COMPANY

      Articles of Amendment Under Ark. Code Ann. 4-27-1006

                         April 22, 1996


     The undersigned corporation, pursuant to Section 4-27-1006 of the Arkansas Code, as amended, submits the following document and sets forth:


     1.The name of the corporation is Arkansas Power & Light
       Company.

     2.As evidenced by the attached Stockholder's Unanimous
       Written Approval of Amendment, the following amendment, effective April 22, 1996, to the Amended and Restated Articles of Incorporation, as amended, was proposed by the Board of Directors of Arkansas Power & Light Company on April 15, 1996, was unanimously adopted by the stockholders of the Corporation entitled to vote on the amendment on April 22, 1996, in accordance with and in the manner prescribed by the laws of the State of Arkansas and the Amended and Restated Articles of Incorporation of Arkansas Power & Light Company, as amended:

       RESOLVED, That the Title and Article FIRST of the Amended and Restated Articles of Incorporation of Arkansas Power
       & Light Company is amended to read as follows:

         "AMENDED AND RESTATED ARTICLES OF INCORPORATION
                               OF
                     ENTERGY ARKANSAS, INC."

            "FIRST: Name. The name of the Corporation is ENTERGY ARKANSAS, INC."; and further

       RESOLVED, That, any additional references to "Arkansas
       Power & Light Company" in said Amended and Restated
       Articles of Incorporation, as amended, be changed to "Entergy Arkansas, Inc."

     3.Pursuant to the Laws of the State of Arkansas and the Amended and Restated Articles of Incorporation of Arkansas Power & Light Company, as amended, the holders of the outstanding shares of common stock were the only stockholders entitled to vote on the amendment, there being no right to vote on the amendment by the holders of preferred stock of Arkansas Power & Light Company.


     4.The number of shares of common stock of the Corporation
       outstanding at the time of such adoption was 46,980,196; and the number of shares of common stock entitled to vote thereon was 46,980,196; the number of shares of common stock voting for the amendment was 46,980,196; the number of shares of common stock voting against the amendment
       was     -0-     ; the number of shares of preferred stock
       of the Corporation outstanding at the time of such adoption was 4,924,586, none of which preferred shares were entitled to vote thereon.

     Dated the 22nd day of April, 1996.

                           ARKANSAS POWER & LIGHT COMPANY



                           By:  /s/ Michael G. Thompson
                                 Michael G. Thompson
                            Senior Vice President and Secretary



                           By: /s/ Christopher T. Screen
                                 Christopher T. Screen
                                 Assistant Secretary